Exhibit 10.5



                           CONSTRUCTION LOAN AGREEMENT

                           for a loan in the amount of


                                 $40,000,000.00


                               MADE BY AND BETWEEN

 TIERRA DEL SOL RESORT (PHASE 1), LTD., a Florida limited partnership, TDS TOWN HOMES (PHASE 1), LLC, a Florida limited liability company, COSTA BLANCA I REAL
ESTATE, LLC, a Florida limited liability company, TDS AMENITIES, INC., a Florida corporation,

                                       AND


                          KEYBANK NATIONAL ASSOCIATION,
                         a national banking association
                        200 E. Robinson Street, Suite 555
                             Orlando, Florida 32801







                         Dated as of December 29, 2005

                                TABLE OF CONTENTS
                                -----------------
                                    (CONT'D)
                                                                            Page
                                                                            ----

Article  1  INCORPORATION  OF  RECITALS  AND  EXHIBITS                         1
1.1     Incorporation  of  Recitals.                                           1
1.2     Incorporation  of  Exhibits.                                           2

Article  2  DEFINITIONS                                                        2
2.1     Defined  Terms.                                                        2
2.2     Other  Definitional  Provisions.                                      10

Article  3  BORROWER'S  REPRESENTATIONS  AND  WARRANTIES                      10
3.1     Representations  and  Warranties.                                     10
3.2     Survival  of  Representations  and  Warranties.                       13

Article  4  LOAN  AND  LOAN  DOCUMENTS                                        13
4.1     Agreement  to  Borrow  and Lend; Lender's Obligation to Disburse.     13
4.2     Loan  Documents.                                                      14
4.3     Term  of  the  Loan.                                                  15
4.4     Prepayments.                                                          16
4.5     Required  Principal  Payments.                                        16
4.6     Late  Charge.                                                         16

Article  5  INTEREST                                                          16
5.1     Interest  Rate.                                                       16
5.2     Interest  Rate  Agreements.                                           17

Article  6  COSTS  OF  MAINTAINING  LOAN                                      17
6.1     Increased  Costs  and  Capital  Adequacy.                             17
6.2     Borrower  Withholding.                                                18

Article  7  LOAN  EXPENSE  AND  ADVANCES                                      19
7.1     Loan  and  Administration  Expenses.                                  19
7.2     Lender's  Attorneys'  Fees  and  Disbursements.                       19
7.3     Time  of  Payment  of  Fees  and  Expenses.                           19
7.4     Expenses  and  Advances  Secured  by  Loan  Documents.                20
7.5     Right  of  Lender  to  Make Advances to Cure Borrower's Defaults.     20

Article  8  NON-CONSTRUCTION  REQUIREMENTS  PRECEDENT TO THE OPENING OF
         THE LOAN                                                             20
8.1      Non-Construction  Conditions  Precedent.                             20

Article  9 CONSTRUCTION REQUIREMENTS PRECEDENT TO THE OPENING OF THE LOAN     23
9.1     Required  Construction  Documents.                                    23

Article  10  BUDGET  AND  CONTINGENCY  FUND                                   24
10.1     Budget.                                                              24
10.2     Budget  Line  Items.                                                 24
10.3     Contingency  Fund.                                                   25
10.4     Optional  Method  for  Payment  of  Interest.                        25

Article  11  SUFFICIENCY  OF  LOAN                                            25
11.1     Loan  In  Balance.                                                   25

Article  12  CONSTRUCTION  PAYOUT  REQUIREMENTS                               26
12.1     Applicability  of  Sections.                                         26
12.2     Monthly  Payouts.                                                    26
12.3     Documents  to  be  Furnished  for  Each  Disbursement.               26
12.4     Retainages.                                                          27
12.5     Disbursements  for  Materials  Stored  On-Site.                      27
12.6     Disbursements  for  Offsite  Materials.                              27

Article  13  FINAL  DISBURSEMENT  FOR  CONSTRUCTION                           28
13.1     Final  Disbursement  for  Construction.                              28

Article  14  RESERVED                                                         29

Article  15  OTHER  COVENANTS                                                 29
15.1     Borrower  further  covenants  and  agrees  as  follows:              29
15.2     Authorized  Representative.                                          36

Article  16  CASUALTIES  AND  CONDEMNATION                                    36
16.1     Lender's  Election  to  Apply  Proceeds  on  Indebtedness.           36
16.2     Borrower's  Obligation  to Rebuild and Use of Proceeds Therefor.     37

Article  17  ASSIGNMENTS  BY  LENDER  AND  BORROWER                           37
17.1     Assignments  and  Participations.                                    37
17.2     Prohibition  of  Assignments  and  Transfers  by  Borrower.          37
17.3     Prohibition  of  Transfers  in  Violation  of  ERISA.                38
17.4     Successors  and  Assigns.                                            38

Article  18  TIME  OF  THE  ESSENCE                                           38
18.1     Time  is  of  the  Essence.                                          38

Article  19  EVENTS  OF  DEFAULT                                              38

Article  20  LENDER'S  REMEDIES  IN  EVENT  OF  DEFAULT                       40
20.1     Remedies  Conferred  Upon  Lender.                                   40

Article  21  GENERAL  PROVISIONS                                              41
21.1     Captions.                                                            41
21.2     Modification;  Waiver.                                               41
21.3     Governing  Law.                                                      42
21.4     Acquiescence  Not to Constitute Waiver of Lender's Requirements.     42
21.5     Disclaimer  by  Lender.                                              42
21.6     Partial  Invalidity;  Severability.                                  43
21.7     Definitions  Include  Amendments.                                    43
21.8     Execution  in  Counterparts.                                         43
21.9     Entire  Agreement.                                                   43
21.10     Waiver  of  Damages.                                                44
21.11     Claims  Against  Lender.                                            44

21.12     Jurisdiction.                                                       44
21.13     Set-Offs.                                                           44

Article  22  NOTICES                                                          45

Article  23  WAIVER  OF  JURY  TRIAL                                          46


EXHIBITS
--------

EXHIBIT  "A"     Legal  Description  of  Land
EXHIBIT  "B"     Permitted  Exceptions
EXHIBIT  "C"     Title  Requirements
EXHIBIT  "D"     Form  of  Survey  Certification
EXHIBIT  "E"     Insurance  Requirements
EXHIBIT  "F"     Architect's  Certificate
EXHIBIT  "G"     Initial  Budget
EXHIBIT  "H"     Borrower's  Certificate
EXHIBIT  "I"     Soft  and  Hard  Cost  Requisition  Form
EXHIBIT  "J"     Borrower's  Certificate  of  Compliance
EXHIBIT  "K"     Sources  and  Uses  of  Funds
EXHIBIT  "L"     Survey  Requirements
EXHIBIT  "M"     Required  Contracts  and  Deposits

                           CONSTRUCTION LOAN AGREEMENT
                           ---------------------------

                            PROJECT COMMONLY KNOWN AS
                            "TIERRA DEL SOL PHASE I"
                             ----------------------

     THIS CONSTRUCTION LOAN AGREEMENT ("Agreement") is made as of December 29,
                                       -----------                        -----
2005, by and between TIERRA DEL SOL RESORT (PHASE 1), L.P., a Florida limited partnership ("Tierra del Sol"), TDS TOWN HOMES (PHASE 1), LLC, a Florida limited
             ---------------
liability company ("TDS Town Homes"), COSTA BLANCA I REAL ESTATE, LLC, a Florida
                   ---------------
limited  liability  company  ("Costa  Blanca"),  TDS  AMENITIES, INC., a Florida
                              ---------------
corporation  ("TDS Amenities") (Tierra del Sol, TDS Town Homes, Costa Blanca and
              --------------
TDS  Amenities  hereinafter  referred to, jointly and severally, as "Borrower"),
                                                                    ----------
and KEYBANK NATIONAL ASSOCIATION, a national banking association, its successors and assigns ("Lender").
             --------

                              W I T N E S S E T H:
                              --------------------

                                    RECITALS
                                    --------

     A. TDS Town Homes is the owner in fee simple of land located in the County of Polk, State of Florida, and legally described on EXHIBIT "A-1" attached hereto, and the improvements located thereon (the "TDS Town Homes Land"), Costa
                                                    -------------------
Blanca is the owner in fee simple of land located in the County of Polk, State of Florida, and legally described on EXHIBIT "A-2" attached hereto, and the improvements located thereon (the "Costa Blanca Land"), TDS Amenities is the
                                      ------------------
owner in fee simple of land located in the County of Polk, State of Florida, and legally described on EXHIBIT "A-3" attached hereto, and the improvements located thereon (the TDS Amenities Land") (the TDS Town Homes Land, the Costa Blanca
               --------------------
Land  and the TDS Amenities Land hereinafter referred to as the "Land"). Each of
                                                                 -----
TDS Town Homes, Costa Blanca and TDS Amenities is a wholly-owned subsidiary of Tierra del Sol. Borrower proposes to develop and construct a luxury townhome/condominium project as more particularly described in the definition of "Improvements" below.

     B. Borrower has applied to Lender for a revolving loan in the maximum principal amount of FORTY MILLION AND NO/100 DOLLARS ($40,000,000.00) (the "Loan" or the "Phase 1 Loan") to reimburse Borrower for construction and
-----             --------------
development of the Project, and Lender is willing to make the Loan on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE 1

                     INCORPORATION OF RECITALS AND EXHIBITS
                     --------------------------------------

     1.1 INCORPORATION OF RECITALS.
         -------------------------

     The foregoing preambles and all other recitals set forth herein are made a part hereof by this reference.

     1.2 INCORPORATION OF EXHIBITS.
         -------------------------

     EXHIBITS "A" through "L," to this Agreement, attached hereto, are incorporated in this Agreement and expressly made a part hereof by this reference.

                                    ARTICLE 2

                                   DEFINITIONS
                                   -----------


     2.1 DEFINED TERMS.
         -------------

     The following terms as used herein shall have the following meanings (as supplemented by the Addendum):

     Acquisition Proceeds: As such term is defined in Section 8.1(t)(i).
     --------------------                             -----------------

     Addendum:  The  Addendum  to  Construction Loan Agreement - Condominium and
     --------
Townhouse Project Development.

     Adjusted  Daily  LIBOR Rate: An interest rate per annum equal to the sum of
     ---------------------------
(a) the Daily LIBOR Rate plus (b) the LIBOR Rate Margin. The Adjusted Daily LIBOR Rate shall change immediately and contemporaneously with any change in the Daily LIBOR Rate.

     Adjusted  Prime  Rate:  A  rate per annum equal to the sum of (a) the Prime
     ---------------------
Rate Margin and (b) the greater of (i) the Prime Rate or (ii) one percent (1%) in excess of the Federal Funds Effective Rate. Any change in the Adjusted Prime Rate shall be effective immediately from and after such change in the Adjusted Prime Rate (or the Federal Funds Effective Rate, as applicable).

     Affiliate:  With  respect  to a specified person or entity, any individual,
     ---------
partnership, corporation, limited liability company, trust, unincorporated organization, association or other entity which, directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with such person or entity, including, without limitation, any general or limited partnership in which such person or entity is a partner.

     Agreement: This Construction Loan Agreement.
     ---------

     Applicable Rate: As such term is defined in Section 5.1(a).
     ---------------                             --------------

     Appraisal:  An  MAI  certified  appraisal  of  the  Project  performed  in
     ---------
accordance with FIRREA and Lender's appraisal requirements by Integra Realty Resources.

     Architect: Fugleberg Koch Architects, Inc.
     ---------

     Architect's  Certificate: A certificate in the form of EXHIBIT "F" attached
     ------------------------
hereto executed by the Architect in favor of Lender.

     Assignment  of Rents: An assignment of leases and rents made by Borrower in
     --------------------
favor of Lender assigning all leases, subleases and other agreements relating to the use and occupancy of all or any portion of the Project, and all present and future leases, rents, issues and profits therefrom.

     Bankruptcy  Code:  Title 11 of the United States Code entitled "Bankruptcy"
     ----------------
as now or hereafter in effect, or any successor thereto or any other present or future bankruptcy or insolvency statute.

     Bond:  A  Performance  Bond  and  Labor and Material Payment Bond in a form
     ----
approved by Lender, with Major Subcontractor, as the case may be, as principal, with a surety company acceptable to Lender and licensed to do business in the State, as surety, with a dual obligee rider in favor of Lender.

     Budget:  The  budget  for  the Project specifying all costs and expenses of
     ------
every kind and nature whatever to be incurred by Borrower in connection with the Project prior to the Maturity Date.

     Budget Line Item: As such term is defined in Section 10.2.
     ----------------

     Business  Day:  A  day  of  the  year  on  which  banks are not required or
     -------------
authorized to close in Orlando, Florida.

     Buyer's  Deposit  Shortfall  Account:  As  such  term is defined in Section
     ------------------------------------
15.1(w).

     CDD: As such term is defined in Section 8.1(t)(i).
     ---

     CDD Bonds: As such term is defined in Section 8.1(t)(i).
     ---------

     CDD Bond Trustee: Suntrust Bank
     ----------------

     Change  Order:  Any  request  for  changes  in the Plans and Specifications
     -------------
(other than minor field changes involving no extra cost).


     Collateral Account: As such term is defined in Section 15.1(t).
     ------------------

     Collateral Account LC: As such term is defined in Section 15.1(t).
     ---------------------

     Completion  Date:  On  or  before the date twenty-one (21) months after the
     ----------------
Construction Commencement Date.

     Completion  Guarantor:  PCL  Construction  Enterprises,  Inc.,  a  Colorado
     ---------------------
corporation.

     Completion  Guaranty:  A  guaranty of the obligations of General Contractor
     --------------------
under the General Contract executed by the Completion Guarantor and pursuant to which the Completion Guarantor guarantees the timely completion of the General Contract in accordance with all provisions of the General Contract and this Agreement.

     Condominium: As such term is defined in the Addendum.
     -----------

     Condominium  Unit  or  Condominium  Units:  As  such term is defined in the
     -----------------------------------------
Addendum.

     Construction  or  construction:  The  construction  and  equipping  of  the
     ------------------------------
Improvements in accordance with the Plans and Specifications, and all related improvements required to be performed by Borrower under Leases and/or Contracts of Sale (as defined in the Addendum), and the installation of all personal property, fixtures and equipment required for the operation of the Project.

     Construction Commencement Date: On or before thirty (30) days from the Date
     ------------------------------
of Closing.

     Construction  Schedule:  A  schedule  satisfactory  to  Lender and Lender's
     ----------------------
Consultant, establishing a timetable for completion of the Construction, showing, on a monthly basis, the anticipated progress of the Construction and also showing that the Improvements can be completed on or before the Completion Date. The Construction Schedule must demonstrate that Units can be delivered in October, 2006 and each month thereafter in accordance with the General Contract.

     Contingency  Fund:  A  Budget  Line  Item  which  shall represent an amount
     -----------------
necessary to provide reasonable assurances to Lender that additional funds are available to be used if additional costs and expenses are incurred or additional interest accrues on the Loan, or unanticipated events or problems occur.

     Contract  Deposit  or  Contract  Deposits:  As  such term is defined in the
     ------------------   --------------------
Addendum.

     Contract  of  Sale  or  Contracts  of  Sale: As such term is defined in the
     -------------------   ---------------------
Addendum.

     Control:  As  such  term  is  used  with  respect  to any person or entity,
     -------
including the correlative meanings of the terms "controlled by" and "under common control with", shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such person or entity, whether through the ownership of voting securities, by contract or otherwise.

     Daily  LIBOR  Rate:  The rate per annum calculated by Lender in good faith,
     ------------------
which Lender determines with reference to the rate per annum (rounded upwards to the next higher whole multiple of 1/16th if such rate is not such a multiple) at which deposits in United States dollars are offered by prime banks in the London Interbank Eurodollar Market two LIBOR Business days prior to the day on which such rate is calculated by the Lender in an amount comparable to the amount of such advance and with a maturity equal to the LIBOR Rate Interest Period.

     Date of Closing: December 29, 2005.
     ---------------          -----

     Default or default: Any event, circumstance or condition, which, if it were
     ------------------
to continue uncured, would, with notice or lapse of time or both, constitute an Event of Default hereunder.

     Default  Rate:  A  rate  per  annum  equal  to the greater of: (i) eighteen
     -------------
percentage points (18%) per annum; or (ii) three percentage points (300 basis points) in excess of the Applicable Rate, but shall not at any time exceed the highest rate permitted by law.

     Deficiency Deposit: As such term is defined in Section 11.1.
     ------------------                             -------------

     Environmental  Indemnity:  An environmental indemnity from the Borrower and
     ------------------------
Guarantors, jointly and severally, indemnifying Lender with regard to all matters related to Hazardous Material and other environmental matters.

     Environmental  Proceedings:  Any  environmental  proceedings, whether civil
     --------------------------
(including actions by private parties), criminal, or administrative proceedings, relating to the Project.

     Environmental  Report:  An  environmental report (a "Phase 1" environmental
     ---------------------
assessment) prepared at Borrower's expense by a qualified environmental consultant approved by Lender, dated not more than six (6) months prior to the Loan Opening Date and addressed to Lender (or subject to separate letter agreement permitting Lender to rely on such environmental report).

     ERISA: The Employee Retirement Income Security Act of 1974, as amended, and
     -----
the regulations promulgated thereunder from time to time.

     Escrow Account(s): As such term is defined in the Addendum.
     -----------------

     Event of Default: As such term is defined in ARTICLE 19.
     ----------------

     Federal  Funds  Effective Rate: Shall mean, for any day, the rate per annum
     ------------------------------
(rounded upward to the nearest on one-hundredth of one percent (1/100 of 1%)) announced by the Federal Reserve Bank of Cleveland on such day as being the weighted average of the rates on overnight federal funds transactions arranged by federal funds brokers on the previous trading day, as computed and announced by such Federal Reserve Bank in substantially the same manner as such Federal Reserve Bank computes and announces the weighted average it refers to as the "Federal Funds Effective Rate."

     FIRREA:  The Financial Institutions Reform, Recovery And Enforcement Act of
     ------
1989, as amended from time to time.

     General  Contract:  The  general  contract(s)  between Borrower and General
     -----------------
Contractor, pertaining to the construction of all Improvements.

     General Contractor: PCL Construction Services, Inc.
     ------------------

     Governmental  Approvals:  Collectively, all consents, licenses, and permits
     -----------------------
and all other authorizations or approvals required from any Governmental Authority for the Construction in accordance with the Plans and Specifications.

     Governmental Authority: Any federal, state, county or municipal government,
     ----------------------
or political subdivision thereof, any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality, or public body, or any court, administrative tribunal, or public utility.

     Guarantor(s):  The  individual  or  collective  reference  to  the  Payment
     ------------
Guarantors and the Performance and Completion Guarantors (but specifically excluding the Completion Guarantor), as the context shall imply.

     Hazardous  Material:  Means  and  includes  gasoline,  petroleum,  asbestos
     -------------------
containing materials, explosives, radioactive materials or any hazardous or toxic material, substance or waste which is defined by those or similar terms or is regulated as such under any Law of any Governmental Authority having jurisdiction over the Project or any portion thereof or its use, including: (i) any "hazardous substance" defined as such in (or for purposes of) the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C.A. Sec. 9601(14) as may be amended from time to time, or any so-called "superfund" or "superlien" Law, including the judicial interpretation thereof;
(ii)  any  "pollutant  or  contaminant" as defined in 42 U.S.C.A. Sec. 9601(33);
(iii) any material now defined as "hazardous waste" pursuant to 40 C.F.R. Part 260; (iv) any petroleum, including crude oil or any fraction thereof; (v) natural gas, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel; (vi) any "hazardous chemical" as defined pursuant to 29 C.F.R. Part 1910; and (vii) any other toxic substance or contaminant that is subject to any other Law or other past or present requirement of any Governmental Authority. Any reference above to a Law, includes the same as it may be amended from time to time, including the judicial interpretation thereof.

     Improvements:  A  luxury  townhome/condominium  project  consisting  of 114
     ------------
townhomes, 180 mid-rise residential condominium units, and one (1) commercial condominium unit to be constructed on the Land, along with project amenities and other improvements to be known as "Tierra del Sol", as more particularly
                                         ----------------
described in the Plans and Specifications, together with any existing improvements not to be demolished. The Condominium will consist of five (5) buildings (the "Condominium Buildings"), each having 36 Condominium Units, and
                  ----------------------
will be constructed on the Costa Blanca Land. The Project amenities will include a pool (including a "lazy river" feature), pool deck, two spa pools, kiddie pool, pool equipment building, two pool-side restroom buildings, sports bar and "beach" area and will be constructed on the TDS Amenities Land. The townhomes will consist of twelve (12) "Monaco" townhouse buildings consisting of 74 Townhouse Units, and five "Marbella" townhouse buildings consisting of 40
Townhouse Units (the Monaco buildings and the Marbella buildings hereinafter referred to as the "Townhouse Buildings"), and will be constructed on the TDS
                       -------------------
Town Homes Land. The parking area serving the Condominium Buildings (up to the boundary of the TDS Amenities Land) will be owned by TDS Amenities until they are deeded to the master association at or before the time control of it is turned over to the owners.

     In Balance or in balance: As such term is defined in Article 11.
     ------------------------                             ----------

     Including or including: Including but not limited to.
     ----------------------

     Interest  Rate  Agreement: An Interest Rate Protection Product purchased by
     -------------------------
Borrower from Lender, if applicable.

     Interest Rate Protection Product: An interest rate hedging product, such as
     --------------------------------
a cap or swap or such other interest rate protection product.

     Internal  Revenue  Code: The Internal Revenue Code of 1986, as amended from
     -----------------------
time to time.

     Land: As such term is defined in Recital A.
     ----                             ---------

     Laws:  Collectively,  all  federal,  state and local laws, statutes, codes,
     ----
ordinances, orders, rules and regulations, including judicial opinions or precedential authority in the applicable jurisdiction.

     Late Charge: As such term is defined in Section 4.6.
     -----------                             -----------

     Leases:  The  collective  reference  to all leases, subleases and occupancy
     ------
agreements affecting the Project or any part thereof now existing or hereafter executed and all amendments, modifications or supplements thereto approved in writing by Lender.

     Lender:  As  defined  in  the  opening  paragraph  of  this  Agreement, and
     ------
including any successor holder of the Loan from time to time.

     Lender's Consultant: An independent consulting architect, inspector, and/or
     ------------------
engineer designated by Lender in Lender's sole discretion.

     LIBOR  Business  Day:  A Business Day on which dealings in U.S. dollars are
     --------------------
carried on in the London Interbank Eurodollar Market.

     LIBOR  Rate:  The  rate per annum calculated by Lender in good faith, which
     -----------
Lender determines with reference to the rate per annum (rounded upwards to the next higher whole multiple of 1/16th if such rate is not such a multiple) at which deposits in United States dollars are offered by prime banks in the London Interbank Eurodollar Market two LIBOR Business days prior to the day on which such rate is calculated by the Lender in an amount comparable to the amount of such advance and with a maturity equal to the LIBOR Rate Interest Period.

     LIBOR Rate Interest Period: With respect to each amount bearing interest at
     --------------------------
a LIBOR based rate, a period of one LIBOR Business day, commencing on the date a disbursement of Loan proceeds is made, continued, or converted.

     LIBOR  Rate  Margin:  Two  and  three-quarters percent (2.75%) (two hundred
     -------------------
seventy five (275) basis points) per annum.

     Loan: As defined in Recital B.
     ----

     Loan Commitment: That certain Commitment Letter dated December 1, 2005, and
     ---------------
executed by Borrower and Lender.

     Loan  Documents:  The collective reference to this Agreement, the documents
     ---------------
and instruments listed in Section 4.2, and all the other documents and instruments entered into from time to time, evidencing or securing the Loan or any obligation of payment thereof or performance of Borrower's or Guarantors' obligations in connection with the transaction contemplated hereunder, and any Interest Rate Agreement (if applicable), each as amended.

     Loan  Opening  Date:  The date of the first disbursement of proceeds of the
     -------------------
Loan.

     Major Subcontractor: Any subcontractor under a Major Subcontract.
     -------------------

     Major Subcontracts: All subcontracts between the General Contractor and any
     ------------------
subcontractors and material suppliers which provide for an aggregate contract price equal to or greater than $500,000.00.

     Material  Adverse  Change  or  material  adverse  change:  If,  in Lender's
     --------------------------------------------------------
reasonable discretion, the business prospects, operations or financial condition of a person, entity or property has changed in a manner which could materially impair the value of Lender's security for the Loan, prevent timely repayment of the Loan or otherwise prevent the applicable person or entity from timely performing any of its material obligations under the Loan Documents.

     Maturity Date: December 28, 2007, unless sooner repaid.
     -------------          ----

     Maximum  Outstanding Loan Amount: The maximum principal amount of the Loan,
     --------------------------------
at any time outstanding, as set forth in Section 4.1(a).

     Maximum Aggregate Loan Amount: As such term is defined in Section 4.1(a).
     -----------------------------

     Mortgage:  The  Mortgage,  Assignment Rents, Security Agreement and Fixture
     --------
Filing, executed by Borrower for the benefit of Lender securing this Agreement, the Note, and all obligations of Borrower in connection with the Loan, granting a first priority lien on Borrower's fee interest in the Project, subject only to the Permitted Exceptions.

     Net  Cash  Flow:  The gross income produced by the Project from all sources
     ---------------
(including but not limited to all Net Sale Proceeds (as defined in the Addendum) and other sales and rental activities) reduced by: (a) ordinary and necessary operating expenses actually incurred and paid with respect to the Project (including amounts paid to affiliates of Borrowers only if preapproved by the Lender); (b) reasonable capital expenditures actually made with respect to the

Project (other than those funded out of Loan proceeds); and (c) reasonable reserves for repairs and replacements to the Project (including reserves for the condominium association, the homeowner's association, basic resort services and reserves under the Operating Agreement), but only if and to the extent such reserves are funded in cash and deposited with the Lender and pledged to the Lender as security for payment of the Loan.

     Net Sale Proceeds: As such term is defined in the Addendum.
     -----------------

     Note:  A  promissory note, in the Maximum Outstanding Loan Amount, executed
     ----
by Borrower and payable to the order of Lender, evidencing the Loan.

     Opening  of  the  Loan  or  Loan  Opening:  The  first disbursement of Loan
     -----------------------------------------
proceeds.

     Operating Account: A deposit account opened and maintained by Borrower with
     -----------------
Lender, to be utilized in the manner set forth in Section 4.1(e).
                                                  --------------

     Operating  Agreement:  That certain Operating Agreement entered into by and
     --------------------
between Wright Resort Villas & Hotels, Inc., and Sonesta Orlando, Inc. dated January 29, 2005.

     Owner's  Contingency:  A Budget Line Item identifying funds to be disbursed
     --------------------
to Borrower, upon approved request, for the purpose of paying additional, non-required expenses related to the Project. In no event, however, shall Owner's Contingency be available for distribution until Lender is satisfied that the Loan is in balance and sufficient to complete the improvements planned.

     Payment Guarantor(s): Malcolm J. Wright, American Leisure Holdings, Inc., a
     --------------------
Nevada corporation, and TDS Development, LLC, a Florida limited liability company.

     Payment  Guaranty: A guaranty of payment executed by each Payment Guarantor
     -----------------
and pursuant to which the Payment Guarantors jointly and severally guarantee payment of principal, interest and other amounts due under the Loan Documents.

     Performance  and  Completion  Guarantor(s):  Malcolm  J.  Wright,  American
     ------------------------------------------
Leisure Holdings, Inc., a Nevada corporation, and TDS Development, LLC, a Florida limited liability company.

     Performance  and  Completion  Guaranty:  A  guaranty  of  performance  and
     --------------------------------------
completion, executed by each Performance and Completion Guarantor and pursuant to which the Performance and Completion Guarantors jointly and severally guarantee the lien-free and timely completion of the Project in accordance with all provisions of this Agreement and Borrower's obligation to keep the Loan In Balance and to pay for all cost overruns.

     Permitted  Exceptions:  Those  matters  listed  on  Schedule B to the Title
     ---------------------
Policy to which title to the Project may be subject at the Loan Opening (as set forth on EXHIBIT "B", attached hereto) and thereafter such other title exceptions as Lender may reasonably approve in writing.

     Phase 1 Loan: As such term is defined in Recital B.
     ------------

     Plans  and  Specifications:  Detailed  plans  and  specifications  for  the
     --------------------------
Improvements,  as  approved  by  Lender  pursuant to Section 9.1(f), as modified
                                                     --------------
hereafter with Lender's prior written approval or as otherwise expressly permitted by this Agreement.

     Prime  Rate:  That interest rate established from time to time by Lender as
     -----------
Lender's Prime Rate, whether or not such rate is publicly announced; the Prime Rate may not be the lowest interest rate charged by Lender for commercial or other extensions of credit;

     Prime Rate Margin: 0 percent (0 basis points) per annum.
     -----------------

     Pro-Forma  Projection:  A  pro  forma  statement  of  projected  income and
     ---------------------
expenses of Project.

     Project:  The  collective  reference  to  (i)  the  Land, together with all
     -------
buildings, structures and improvements located or to be located thereon, including the Improvements, (ii) all rights, privileges, easements and hereditaments relating or appertaining thereto, and (iii) all personal property, fixtures and equipment required or beneficial for the operation thereof, all as contemplated by the Plans and Specifications and the Budget.

     Project Equity: As such term is defined in Section 8.1(a).
     --------------                             --------------

     Project Escrow Account: As such term is defined in Section 4.1(f).
     ----------------------                             --------------

     Required  Permits:  Each  building  permit,  environmental  permit, utility
     -----------------
permit, land use permit, wetland permit and any other permits, approvals or licenses issued by any Governmental authority which are required in connection the Construction or operation of the Project.

     Reserve  Percentage:  The  percentage  which  is  specified by the Board of
     -------------------
Governors of the Federal Reserve System (or any successor) or any other governmental or quasi-governmental authority with jurisdiction over Lender for determining the maximum reserve requirement (including, but not limited to, any marginal reserve requirement) for Lender with respect to liabilities constituting or including (among other liabilities) Eurocurrency liabilities in an amount equal to the Loan.

     Retainage As such term is defined in Section 12.4.
     ---------

     Soil  Report:  A  soil  test  report  prepared  by  a  licensed  engineer
     ------------
satisfactory to Lender indicating to the satisfaction of Lender that the soil and subsurface conditions underlying the Project will support the Improvements.

     State: The State of Florida.
     -----

     Subcontracts:  Subcontracts  for  labor or materials to be furnished to the
     ------------
Project.

     TDS Development, LLC, Account: As such term is defined in Section 15.1(v).
     -----------------------------                             ---------------

     Title  Insurer: First American Title Insurance Company, or such other title
     --------------
insurance company licensed in the State as may be approved in writing by Lender.

     Title Policy: An ALTA Mortgagee's Loan Title Insurance Policy with extended
     ------------
coverage issued by the Title Insurer insuring the lien of the Mortgage as a valid first, prior and paramount lien upon the Project and all appurtenant easements, and subject to no other exceptions other than the Permitted
Exceptions and otherwise satisfying the requirements of EXHIBIT "C" attached hereto and made a part hereof.

     Townhouse Unit or Townhouse Units: As such term is defined in the Addendum.
     ---------------------------------

     Transfer:  Any  sale,  transfer,  lease  (other  than  a  Lease approved by
     --------
Lender), conveyance (other than conveyances approved by Lender), alienation, pledge, assignment, mortgage, encumbrance hypothecation or other disposition (other than the transfer of Townhouse Units and Condominium Units to individual Unit purchasers) of: (a) all or any portion of the Project or any portion of any other security for the Loan; (b) all or any portion of the Borrower's right, title and interest (legal or equitable) in and to the Project or any portion of any other security for the Loan; or (c) any interest (other than warrants for a 2% partnership interest in, and a pledge of partnership interests in (but not a transfer pursuant to such pledge), Tierra del Sol Resort (Phase 1), Ltd, issued to Stanford International Bank, Ltd.) in Borrower or any interest in any entity which directly or indirectly holds an interest in, or directly or indirectly controls, Borrower (other than any minority ownership interest in American Leisure Holdings, Inc.).

     Unavoidable  Delay: Any delay in the construction of the Project, caused by
     ------------------
natural disaster, fire, earthquake, floods, explosion, extraordinary adverse weather conditions, inability to procure or a general shortage of labor, equipment, facilities, energy, materials or supplies in the open market, failure of transportation, strikes or lockouts for which Borrower has notified Lender in writing.

     Unit or Units: As such term is defined in the Addendum.
     -------------

     Unit Release Price: The Minimum Release Price (as defined in the Addendum).
     ------------------

     Usable  Deposits: Usable Deposits are defined as (i) 10% (2nd 10% deposits)
     ----------------
of the gross sales contract price of each Condominium Unit; or (ii) 20% of the gross sales contract price of each Townhouse Unit (provided the purchaser of such Townhouse Unit(s) has executed any required waiver allowing for use of said deposit funds).

     2.2 OTHER DEFINITIONAL PROVISIONS.
         -----------------------------

All terms defined in this Agreement shall have the same meanings when used in the Note, Mortgage, any other Loan Documents, or any certificate or other document made or delivered pursuant hereto. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement.

                                    ARTICLE 3

                    BORROWER'S REPRESENTATIONS AND WARRANTIES
                    -----------------------------------------

     3.1 REPRESENTATIONS AND WARRANTIES.
         ------------------------------

     To induce Lender to execute this Agreement and perform its obligations hereunder, Borrower hereby represents and warrants to Lender as follows:

          (a) Borrower has good and marketable fee simple title to the Project, subject only to the Permitted Exceptions.

          (b) Except as previously disclosed to Lender in writing, no litigation or proceedings are pending, or to the best of Borrower's knowledge threatened, against Borrower, Completion Guarantor or any Guarantor, which could, if adversely determined, cause a Material Adverse Change with respect to Borrower, Completion Guarantor, any Guarantor or the Project. There are no pending Environmental Proceedings and Borrower has no knowledge of any threatened Environmental Proceedings or any facts or circumstances which may give rise to any future Environmental Proceedings.

          (c) Borrower is a duly organized and validly existing Florida entity, as applicable, and has full power and authority to execute, deliver and perform all Loan Documents to which Borrower is a party, and such execution, delivery and performance have been duly authorized by all requisite action on the part of Borrower.

          (d) No consent, approval or authorization of or declaration, registration or filing with any Governmental Authority or nongovernmental person or entity, including any creditor, partner, or member of Borrower, Completion Guarantor or any Guarantor, is required in connection with the execution, delivery and performance of this Agreement or any of the Loan Documents other than the recordation of the Mortgage, Assignment of Leases and Rents and the filing of UCC-1 Financing Statements, except for such consents, approvals or authorizations of or declarations or filings with any Governmental Authority or non-governmental person or entity where the failure to so obtain would not have an adverse effect on Borrower, Completion Guarantor or such Guarantor or which have been obtained as of any date on which this representation is made or remade.

          (e) The execution, delivery and performance of this Agreement, the execution and payment of the Note and the granting of the Mortgage and other security interests under the other Loan Documents have not constituted and will not constitute, upon the giving of notice or lapse of time or both, a breach or default under any other agreement to which Borrower, Completion Guarantor or any Guarantor is a party or may be bound or affected, or a violation of any law or court order which may affect the Project, any part thereof, any interest therein, or the use thereof.

          (f) There is no default under this Agreement or and of the other Loan Documents, nor any condition which, after notice or the passage of time or both, would constitute a default or an Event of Default under said documents.

          (g) No condemnation of any portion of the Project, (ii) no condemnation or relocation of any roadways abutting the Project, and (iii) no proceeding to deny access to the Project from any point or planned point of access to the Project, has commenced or, to the best of Borrower's knowledge, is contemplated by any Governmental Authority.

          (h) The amounts set forth in the Budget present a full and complete itemization by category of all costs, expenses and fees which Borrower reasonably expects to pay or reasonably anticipates becoming obligated to pay to complete the Construction and operate the Project (until the Project achieves breakeven operations). Borrower is unaware of any other such costs, expenses or fees which are material and are not covered by the Budget.

          (i) Neither the construction of the Improvements nor the use of the Project when completed and the contemplated accessory uses will violate (i) any Laws (including subdivision, zoning, building, environmental protection and wetland protection Laws), or (ii) any building permits, restrictions of record, or agreements affecting the Project or any part thereof. Neither the zoning authorizations, approvals or variances nor any other right to construct or to use the Project is to any extent dependent upon or related to any real estate other than the Land. All Government Approvals required for the Construction in accordance with the Plans and Specifications have been obtained or will be obtained prior to the Loan Opening, and all Laws relating to the Construction and operation of the Improvements have been complied with and all permits and licenses required for the operation of the Project which cannot be obtained until the Construction is completed can be obtained if the Improvements are completed in accordance with the Plans and Specifications.

          (j) When constructed, the Project will have adequate water, gas and electrical supply, storm and sanitary sewerage facilities, other required public utilities, fire and police protection, and means of access between the Project and public highways; none of the foregoing will be foreseeably delayed or impeded by virtue of any requirements under any applicable Laws.

          (k) No brokerage fees or commissions are payable by or to any person in connection with this Agreement or the Loan to be disbursed hereunder.

          (l) All financial statements and other information previously furnished by Borrower or any Guarantor to Lender in connection with the Loan are true, complete and correct and fairly present the financial conditions of the subjects thereof as of the respective dates thereof and do not fail to state any material fact necessary to make such statements or information not misleading, and no Material Adverse Change with respect to Borrower or any Guarantor has occurred since the respective dates of such statements and information. Neither Borrower nor any Guarantor has any material liability, contingent or otherwise, not disclosed in such financial statements.

          (m) Except as disclosed by Borrower to Lender, (i) the Project is in a clean, safe and healthful condition, and, except for materials used in the ordinary course of construction, maintenance and operation of the Project, is free of all Hazardous Material and is in compliance with all applicable Laws; (ii) neither Borrower nor, to the best knowledge of Borrower, any other person or entity, has ever caused or permitted any Hazardous Material to be placed, held, located or disposed of on, under, at or in a manner to affect the Project, or any part thereof, and the Project has never been used (whether by Borrower or, to the best knowledge of Borrower, by any other person or entity) for any activities involving, directly or indirectly, the use, generation, treatment, storage, transportation, or disposal of any Hazardous Material; (iii) neither the Project nor Borrower is subject to any existing, pending, or, to the best of Borrower's knowledge, threatened investigation or inquiry by any Governmental Authority, and the Project is not subject to any remedial obligations under any applicable Laws pertaining to health or the environment; and (iv) there are no underground tanks, vessels, or similar facilities for the storage, containment or accumulation of Hazardous Materials of any sort on, under or affecting the Project.

          (n) The Project, or each parcel comprising the Project, is or will be taxed separately without regard to any other property and for all purposes the Project may be mortgaged, conveyed and otherwise dealt with as an independent parcel.

          (o) Except the Operating Agreement and various amenities leases, Borrower and its agents have not entered into any Leases, subleases or other arrangements for occupancy of space within the Project, except for the contracts for sale with third parties for the sale of Units.

          (p) When the Construction is completed in accordance with the Plans and Specifications, no building or other improvement will encroach upon any property line, building line, setback line, side yard line or any recorded or visible easement (or other easement of which Borrower is aware or has reason to believe may exist) with respect to the Project.

          (q) The Loan is not being made for the purpose of purchasing or carrying "margin stock" within the meaning of Regulation G, T, U or X issued by the Board of Governors of the Federal Reserve System, and Borrower agrees to execute all instruments necessary to comply with all the requirements of Regulation U of the Federal Reserve System.

          (r) Borrower is not a party in interest to any plan defined or regulated under ERISA, and the assets of Borrower are not "plan assets" of any employee benefit plan covered by ERISA or Section 4975 of the Internal Revenue Code.

          (s) Borrower is not a "foreign person" within the meaning of Section 1445 or 7701 of the Internal Revenue Code.

          (t)  Other  than "Sonesta Orlando Resorts at Tierra del Sol", Borrower uses no trade name other than its actual name set forth herein. The principal place of business of Borrower is as stated in Article 22.
                                                             ----------

          (u) Borrower's place of formation or organization is the State of Florida.

          (v) All statements set forth in the Recitals are true and correct.

          (w) Neither Borrower nor Completion Guarantor nor any Guarantor is (or will be) a person with whom Lender is restricted from doing business under regulations of the Office of Foreign Asset Control ("OFAC") of the Department of the Treasury of the United States of America (including, those Persons named on OFAC's Specially Designated and Blocked Persons list) or under any statute, executive order (including, the September 24, 2001 Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action and is not and shall not engage in any dealings or transactions or otherwise be associated with such persons. In addition, Borrower hereby agrees to provide to the Lender with any additional information that the Lender deems necessary from time to time in order to ensure compliance with all applicable Laws concerning money laundering and similar activities.

     3.2 SURVIVAL OF REPRESENTATIONS AND WARRANTIES.
         ------------------------------------------

     Borrower agrees that all of the representations and warranties set forth in
Section 3.1 and elsewhere in this Agreement are true as of the date hereof, will
-----------
be true at the Loan Opening and, except for matters which have been disclosed by Borrower and approved by Lender in writing, at all times thereafter. Each request for a disbursement under the Loan Documents shall constitute a reaffirmation of such representations and warranties, as deemed modified in accordance with the disclosures made and approved as aforesaid, as of the date of such request. It shall be a condition precedent to the Loan Opening and each subsequent disbursement that each of said representations and warranties is true and correct as of the date of such requested disbursement. Each disbursement of Loan proceeds shall be deemed to be a reaffirmation by Borrower that each of the representations and warranties is true and correct as of the date of such disbursement, as deemed modified in accordance with disclosures made and approved as aforesaid. In addition, at Lender's request, Borrower shall reaffirm such representations and warranties in writing prior to each disbursement hereunder.

                                    ARTICLE 4

                             LOAN AND LOAN DOCUMENTS
                             -----------------------

     4.1 AGREEMENT TO BORROW AND LEND; LENDER'S OBLIGATION TO DISBURSE.
         -------------------------------------------------------------

     Subject to the terms, provisions and conditions of this Agreement and the other Loan Documents, Borrower agrees to borrow from Lender and Lender agrees to lend to Borrower the Loan, for the purposes and subject to all of the terms, provisions and conditions contained in this Agreement. If Lender consists of more than one party, the obligations of each such party with respect to the amount it has agreed to loan to Borrower shall be several (and not joint and several) and shall be limited to its proportionate share of the Loan and of each advance.

          (a) The maximum principal amount of the Loan shall not exceed FORTY MILLION AND NO/100 DOLLARS ($40,000,000.00) or so much thereof as may be advanced from time to time to or for the benefit of the Borrower subject to the terms and conditions set forth herein. The Loan shall be a revolving loan and Borrower may borrow, repay and reborrow funds hereunder to pay costs as shown on the Budget; provided that (i) the maximum outstanding principal balance shall never exceed $40,000,000.00 (the "Maximum
                                                                      -------
     Outstanding Loan Amount"); (ii) the aggregate principal amount borrowed may
     -----------------------
     not  exceed  $72,550,00.00 (the "Maximum Aggregate Loan Amount"); and (iii)
                                      -----------------------------
     the Borrowers have at all times complied with the terms and conditions of the Loan Documents. In addition, at Lender's sole discretion and subject to acceptable appraisals, upfront plan and cost reviews, the absence of default and other factors considered by the Lender, the aggregate amount of funds borrowed hereunder may be increased, and/or the Lender may permit funds to be utilized for additional costs related to the development of other portions of the Project.

          (b) Lender agrees, upon Borrower's compliance with and satisfaction of all conditions precedent to the Loan Opening and provided the Loan is In Balance, no Material Adverse Change has occurred with respect to Borrower, Completion Guarantor or any Guarantor, or the Project and no default or Event of Default has occurred and is continuing hereunder, to Open the Loan to finance a portion of the costs incurred by Borrower in connection with the development of the Project and the construction of the Improvements, to the extent provided for in the Budget.

          (c) After the Opening of the Loan, Borrower shall be entitled to receive further successive disbursements of the proceeds of the Loan in accordance with Articles 9, 12 and 13 within ten (10) days after compliance with all conditions precedent thereto, provided that (i) the Loan remains In Balance; (ii) Borrower has complied with all conditions precedent to disbursement  from  time  to time including the requirements of Section 3.2
                                                                     -----------
     and Articles 8, 9, 12 and 13; (iii) no Material Adverse Change has occurred
         -----------------     --
     with respect to Borrower, Completion Guarantor or any Guarantor, or the Project and (iv) no Event of Default and no material default exists hereunder or under any other Loan Document.

          (d) To the extent that Lender may have acquiesced in noncompliance with any requirements precedent to the Opening of the Loan or precedent to any subsequent disbursement of Loan proceeds, such acquiescence shall not constitute a waiver by Lender, and Lender may at any time after such acquiescence require Borrower to comply with all such requirements.

          (e) Borrower shall, prior to the Opening of the Loan, open an Operating Account. Borrower authorizes Lender to disburse Loan proceeds by crediting the Operating Account; provided, however, that Lender shall not
                                        -----------------
     be obligated to use such method. Lender is further authorized to pay any principal or interest due upon the Note when and as same shall become due by debiting funds on deposit in the Operating Account.

          (f) Borrower, shall, prior to the Opening of the Loan, open an Escrow Account (the "Project Escrow Account") to hold all Net Cash Flow from the
                    ----------------------
     Project. Once the Project begins to generate Net Cash Flow, Borrower may only borrow from the Loan interest in excess of the Net Cash Flow so generated.

          (g) The Escrow Agent for the Project Escrow Account shall be Lender.

     4.2 LOAN DOCUMENTS.
         --------------

     Borrower agrees that it will, on or before the Loan Opening Date, execute and deliver or cause to be executed and delivered to Lender the following documents in form and substance acceptable to Lender:

          (a) The Addendum.

          (b) The Note.

          (c) The Mortgage.

          (d) The Assignment of Rents.

          (e) The Completion Guaranty.

          (f) The Payment Guaranty.

          (g) Performance and Completion Guaranty.

          (h) The Environmental Indemnity.

          (i) A collateral assignment of construction documents, including, without limitation, the General Contract, all architecture and engineering contracts, Plans and Specifications, permits, licenses, approvals and development rights, together with consents to the assignment and continuation agreements from the General Contractor, the architect and other parties reasonably specified by Lender.

          (j) A collateral assignment of Unit sale contracts, Governing documents and developer's rights.

          (k) A collateral assignment of all Contract Deposits.

          (l) A collateral assignment of any management and/or operating agreements.

          (m) A collateral assignment of all contracts, agreements, and proceeds related to the CDD and any associated bond offerings, to the extent assignable.

          (n) A collateral assignment of escrow accounts.

          (o) A subordination, nondisturbance and attornment agreement between Lender and each of the tenants under any lease(s), if applicable.

          (p) Such UCC financing statements as Lender determines are advisable or necessary to perfect or notify third parties of the security interests intended to be created by the Loan Documents.

          (q) Such other documents, instruments or certificates as Lender and its counsel may reasonably require, including such documents as Lender in its sole discretion deems necessary or appropriate to effectuate the terms and conditions of this Agreement and the Loan Documents, and to comply with the laws of the State.

     4.3 TERM OF THE LOAN.
         ----------------

     All principal, interest and other sums due under the Loan Documents shall be due and payable in full on the Maturity Date without relief from valuation and appraisement laws.

     4.4 PREPAYMENTS.
         -----------

     Borrower shall have the right to make prepayments of the Loan, in whole or in part, without prepayment penalty, upon not less than seven (7) days' prior written notice to Lender (except for prepayments resulting from the sale of Units, in which case no notice will be required). No prepayment of all or part of the Loan shall be permitted unless same is made together with the payment of all interest accrued on the Loan through the date of prepayment (unless said prepayment(s) result from the sale of Units, in which event said prepayments will be applied to principal only).

     4.5 REQUIRED PRINCIPAL PAYMENTS.
         ---------------------------

          (a) The Unit Release Price for each Unit shall be applied to the outstanding principal balance of the Loan.

          (b) All principal shall be paid on or before the Maturity Date.

     4.6 LATE CHARGE.
         -----------

     Any and all amounts due hereunder or under the other Loan Documents which remain unpaid more than five (5) days after the date said amount was due and payable shall incur a fee (the "Late Charge") of the greater of four percent
                                    -----------
(4%) per annum of said amount or twenty-five dollars ($25.00), which payment shall be in addition to all of Lender's other rights and remedies under the Loan Documents, provided that no Late Charge shall apply to the final payment of principal on the Maturity Date.

                                    ARTICLE 5

                                    INTEREST
                                    --------

     5.1 INTEREST RATE.
         -------------

          (a) The Loan will bear interest at the Applicable Rate, unless the Default Rate is applicable. The Adjusted Daily LIBOR Rate shall be the "Applicable Rate". For each disbursement of proceeds of the Loan, Borrower shall deliver to Lender irrevocable notice (which may be (A) verbal notice provided that Borrower shall deliver to Lender facsimile confirmation within twenty-four (24) hours of such verbal notice or (B) electronic mail notice within twenty-four (24) hours of such verbal notice of the requested amount of such disbursement. Borrower shall pay interest in arrears on the 5th day of every calendar month in the amount of all interest accrued and unpaid. All payments (whether of principal or of interest) shall be deemed credited to Borrower's account only if received by 12:00 noon Orlando time on a Business Day; otherwise, such payment shall be deemed received on the next Business Day.

          (b) Interest at the Applicable Rate (or Default Rate) shall be calculated for the actual number of days elapsed on the basis of a 360-day year, including the first date of the applicable period to, but not including, the date of repayment.

          (c) If the introduction of or any change in any Law, regulation or treaty, or in the interpretation thereof by any Governmental Authority charged with the administration or interpretation thereof, shall make it unlawful for Lender to maintain the Applicable Rate at an Adjusted Daily LIBOR Rate with respect to the Loan or any portion thereof, or to fund the

     Loan or any portion thereof in Dollars in the London interbank market, then
     (1) Lender shall notify Borrower that Lender is no longer able to maintain the Applicable Rate at an Adjusted Daily LIBOR Rate, and (2) the Applicable Rate for any portion of the Loan for which the Applicable Rate is then an Adjusted Daily LIBOR Rate shall automatically be converted to the Adjusted Prime Rate.

          (d) The Loan shall bear interest at the Default Rate at any time at which an Event of Default shall exist.

     5.2 INTEREST RATE AGREEMENTS.
         ------------------------

          (a) Any indebtedness incurred pursuant to an Interest Rate Agreement entered into by Borrower and Lender, if any, shall constitute indebtedness evidenced by the Note and secured by the Mortgage and the other Loan
     Documents to the same extent and effect as if the terms and provisions of such Interest Rate Agreement were set forth herein, whether or not the aggregate of such indebtedness, together with the disbursements made by Lender of the proceeds of the Loan, shall exceed the face amount of the Note.

          (b) Borrower hereby collaterally assigns to Lender for the benefit of Lender any and all Interest Rate Protection Products purchased or to be purchased by Borrower in connection with the Loan, as additional security for the Loan, and agrees to provide Lender with any additional documentation requested by Lender in order to confirm or perfect such security interest during the term of the Loan. If Borrower obtains an Interest Rate Protection Product from a party other than Lender, Borrower shall deliver to Lender such third party's consent to such collateral assignment. No Interest Rate Protection Product purchased from a third party may be secured by an interest in the Project.

          (c) Borrower shall, as a condition to the Opening of the Loan if required by Lender and otherwise within ten (10) Business Days after Lender's request, institute an interest rate hedging program through the purchase of an Interest Rate Protection Product with respect to the Loan. The Interest Rate Protection Product, the portion of the Loan (if less than the Maximum Outstanding Loan Amount) to which such Interest Rate Protection Product shall apply, and the financial institution providing the Interest Rate Protection Product, shall be subject to Lender's prior written approval in its sole discretion. Borrower shall afford Lender a right of first opportunity to provide all Interest Rate Protection Products but shall not be required to purchase such Interest Rate Protection Product from Lender.

                                    ARTICLE 6

                            COSTS OF MAINTAINING LOAN
                            -------------------------

     6.1 INCREASED COSTS AND CAPITAL ADEQUACY.
         ------------------------------------

          (a) Borrower recognizes that the cost to Lender of maintaining the Loan or any portion thereof may fluctuate and Borrower agrees to pay Lender additional amounts to compensate Lender for any increase in its actual costs incurred in maintaining the Loan or any portion thereof outstanding, or for the reduction of any amounts received or receivable from Borrower as a result of:

               (i) any change after the date hereof in any applicable Law, regulation or treaty, or in the interpretation or administration thereof, or by any domestic or foreign court, (A) changing the basis of taxation of payments under this Agreement to Lender (other than taxes imposed on all or any portion of the overall net income or receipts of Lender), or (B) imposing, modifying or applying any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, credit extended by, or any other acquisition of funds for loans by Lender (which includes the Loan or any applicable portion thereof) (provided, however, that Borrower
                                               ------------------
          shall not be charged again the Reserve Percentage already accounted for in the definition of the Adjusted Daily LIBOR Rate), or (C) imposing on Lender, or the London Interbank market generally, any other condition affecting the Loan, provided that the result of the foregoing is to increase the cost to Lender of maintaining the Loan or any portion thereof or to reduce the amount of any sum received or receivable from Borrower by Lender under the Loan Documents; or

               (ii) the maintenance by Lender of reserves in accordance with reserve requirements promulgated by the Board of Governors of the Federal Reserve System of the United States with respect to "Eurocurrency Liabilities" of a similar term to that of the applicable portion of the Loan (without duplication for reserves already accounted for in the calculation of a LIBOR Rate pursuant to the terms hereof).

          (b) If the application of any Law, rule, regulation or guideline adopted or arising out of the Basle Committee on Banking Regulations and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital Standards", or the adoption after the date hereof of any other Law, rule, regulation or guideline regarding capital adequacy, or any change after the date hereof in any of the foregoing, or in the interpretation or administration thereof by any domestic or foreign Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Lender, with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has the effect of reducing the rate of return on Lender's capital to a level below that which Lender would have achieved but for such application, adoption, change or compliance (taking into consideration the policies of Lender with respect to capital adequacy), then, from time to time Borrower shall pay to Lender such additional amounts as will compensate Lender for such reduction with respect to any portion of the Loan outstanding.

          (c)  Any amount payable by Borrower under subsection (a) or subsection
                                                    -------------     ----------
     (b)  of  this  Section 6.1 shall be paid within five (5) days of receipt by
     ---            -----------
     Borrower of a certificate signed by an authorized officer of Lender setting forth the amount due and the basis for the determination of such amount, which statement shall be conclusive and binding upon Borrower, absent manifest error. Failure on the part of Lender to demand payment from Borrower for any such amount attributable to any particular period shall not constitute a waiver of Lender's right to demand payment of such amount for any subsequent or prior period. Lender shall use reasonable efforts to deliver to Borrower prompt notice of any event described in subsection (a)
                                                                  --------------
     or  (b)  above,  of the amount of the reserve and capital adequacy payments
         ---
     resulting therefrom and the reasons therefor and of the basis of calculation of such amount; provided, however, that any failure by Lender
                                   -----------------
     to so notify Borrower shall not affect Borrower's obligation to pay the reserve and capital adequacy payment resulting therefrom.

     6.2 BORROWER WITHHOLDING.
         --------------------

     If by reason of a change in any applicable Laws occurring after the date hereof, Borrower is required by Law to make any deduction or withholding in respect of any taxes (other than taxes imposed on or measured by the net income of Lender or any franchise tax imposed on Lender), duties or other charges from any payment due under the Note to the maximum extent permitted by law, the sum due from Borrower in respect of such payment shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, Lender receives and retains a net sum equal to the sum which it would have received had no such deduction or withholding been required to be made.

                                    ARTICLE 7

                            LOAN EXPENSE AND ADVANCES
                            -------------------------

     7.1 LOAN AND ADMINISTRATION EXPENSES.
         --------------------------------

     Borrower unconditionally agrees to pay all reasonable expenses of the Loan, including all amounts payable pursuant to Sections 7.2 and 7.3 and any and all
                                            ------------     ---
other reasonable fees owing to Lender pursuant to the Loan Documents or any separate fee agreement, and also including, without limiting the generality of the foregoing, all recording, filing and registration fees and charges, mortgage or documentary taxes, all insurance premiums, title insurance premiums and other charges of the Title Insurer, printing and photocopying expenses, survey fees and charges, cost of certified copies of instruments, cost of premiums on surety company bonds and the Title Policy, charges of the Title Insurer or other escrowee for administering disbursements, all fees and disbursements of Lender's Consultant, all appraisal fees, insurance consultant's fees, environmental consultant's fees, travel related expenses and all reasonable costs and expenses incurred by Lender in connection with the determination of whether or not Borrower has performed the obligations undertaken by Borrower hereunder or has satisfied any conditions precedent to the obligations of Lender hereunder and, if any default or Event of Default occurs hereunder or under any of the Loan Documents or if the Loan or Note or any portion thereof is not paid in full when and as due, all reasonable costs and expenses of Lender (including, without limitation, court costs and reasonable counsel's fees and disbursements and fees and costs of paralegals) incurred in attempting to enforce payment of the Loan and expenses of Lender incurred (including court costs and reasonable counsel's fees and disbursements and fees and costs of paralegals) in attempting to realize, while a default or Event of Default exists, on any security or incurred in connection with the sale or disposition (or preparation for sale or disposition) of any security for the Loan. Borrower agrees to pay all brokerage, finder or similar fees or commissions payable in connection with the transactions contemplated hereby and shall indemnify and hold Lender harmless against all claims, liabilities, costs and expenses (including attorneys' fees and expenses) incurred in relation to any claim by broker, finder or similar person.

     7.2 LENDER'S ATTORNEYS' FEES AND DISBURSEMENTS.
         ------------------------------------------

     Borrower agrees to pay Lender's reasonable attorney fees and disbursements incurred in connection with this Loan, including (i) the preparation of this Agreement, any intercreditor agreements and the other Loan Documents and the preparation of the closing binders, (ii) the disbursement, syndication, amendment, and administration of the Loan and (iii) the enforcement of the terms of this Agreement and the other Loan Documents.

     7.3 TIME OF PAYMENT OF FEES AND EXPENSES.
         ------------------------------------

     Borrower shall pay all expenses and fees incurred as of the Loan Opening on the Loan Opening Date (unless sooner required herein). At the time of the Opening of the Loan, Lender may pay from the proceeds of the initial disbursement of the Loan (to the extent provided for in the Budget) all Loan expenses and all fees payable to Lender. Lender may require the payment of outstanding fees and expenses as a condition to any disbursement of the Loan. Lender is hereby authorized, without any specific request or direction by Borrower, to make disbursements from time to time in payment of or to reimburse Lender for all Loan expenses and fees (whether or not, at such time, there may be any undisbursed amounts of the Loan allocated in the Budget for the same).

     7.4 EXPENSES AND ADVANCES SECURED BY LOAN DOCUMENTS.
         -----------------------------------------------

     Any  and  all advances or payments made by Lender under this Article 7 from
                                                                  ---------
time  to  time,  and any amounts expended by Lender pursuant to Section 20.1(a),
                                                                ---------------
shall, as and when advanced or incurred, constitute additional indebtedness evidenced by the Note and secured by the Mortgage and the other Loan Documents.

     7.5 RIGHT OF LENDER TO MAKE ADVANCES TO CURE BORROWER'S DEFAULTS.
         ------------------------------------------------------------

     In the event that Borrower fails to perform any of Borrower's covenants, agreements or obligations contained in this Agreement or any of the other Loan Documents (after the expiration of applicable notice and grace periods, except in the event of an emergency or other exigent circumstances), Lender may (but shall not be required to) perform any of such covenants, agreements and obligations, and any reasonable amounts expended by Lender in so doing and shall constitute additional indebtedness evidenced by the Note and secured by the Mortgage and the other Loan Documents and shall bear interest at the Default Rate.

                                    ARTICLE 8

                          NON-CONSTRUCTION REQUIREMENTS
                      PRECEDENT TO THE OPENING OF THE LOAN
                      ------------------------------------

     8.1 NON-CONSTRUCTION CONDITIONS PRECEDENT.
         -------------------------------------

Borrower agrees that Lender's obligation to open the Loan and thereafter to make further disbursements of proceeds thereof is conditioned upon Borrower's delivery, performance and satisfaction of the following conditions precedent in form and substance satisfactory to Lender in its reasonable discretion:

          (a)  Project  Equity: Borrower shall have provided evidence reasonably
               ---------------
     satisfactory to Lender that Borrower's cash equity invested in the Project is not less than the difference between the total Project cost as set forth in the Budget and the Maximum Outstanding Loan Amount (the "Project
                                                                         -------
     Equity");  provided,  however,  in no event shall Borrower's cash equity in
     ------     --------   -------
     the Project be less than (i) 44% of the total cost of the Project as set out in the Budget approved by Lender or (ii) $57,913,746.00, whichever is greater. The Project Equity must be either: (i) deposited with Lender prior to the Date of Closing, and disbursed prior to the first advance of the Loan; or (ii) used to pay Project costs approved by Lender, with evidence of payment delivered to Lender prior to or at Closing of the Loan. If Usable Deposits are not equal to or greater than $16,499,640.00, in the aggregate, pursuant to Section 8.1(b), below, Borrower's equity requirement
                            --------------
     shall be increased on a dollar for dollar basis for each dollar that Usable Deposits are less than $16,499,640.00. The Project Equity to be deposited with Lender is $6,083,000.00, which shall be funded by approximately $2,000,000.00 in cash from Borrower at the Date of Closing and a balance to be funded in cash from requisitions paid by Bond Trustee in the approximate amount of $2,400,000.00, as contemplated by Section 8.1(t) hereof, and in the approximate amount of $2,600,000.00 as reimbursement for costs of construction on CDD land.

          (b)  Required  Contracts  and  Contract  Deposits: Borrower shall have
               --------------------------------------------
     provided to Lender evidence satisfactory to Lender, in Lender's reasonable discretion, that at least 279 Units are under approved Contracts of Sale (which approved Contracts of Sale are shown by Borrower to be valid and enforceable with closing dates to occur within thirty (30) days of the issuance of a Certificate of Occupancy (or temporary certificate of occupancy) for applicable Unit(s), as identified by the General Contract) and all associated Contract Deposits (not to be less than $23,450,280, in the aggregate) have been received. $16,499,640.00 of said Contract Deposits must qualify as Usable Deposits.

          (c)  Title  and  Other Documents: Lender shall have obtained the Title
               ---------------------------
     Policy together with legible copies of all title exception documents cited in the Title Policy and all other legal documents affecting the Project or the use thereof;

          (d)  Survey:  Borrower  shall  have  furnished  to Lender an ALTA/ACSM
               ------
     "Class A" Land Title Survey of the Project. Said survey shall be dated no earlier than ninety (90) days prior to the Loan Opening, shall be made (and certified to have been made) as set forth in EXHIBIT "D" attached hereto and made a part hereof. Such survey shall be sufficient to permit issuance of the Title Policy in the form required by this Agreement. Such survey shall meet the requirements set forth on EXHIBIT "L", attached hereto;

          (e)  Insurance  Policies:  Borrower shall have furnished to Lender not
               -------------------
     less than ten (10) days prior to the date of this Agreement policies or binders evidencing that insurance coverages are in effect with respect to the Project and Borrower in accordance with the Insurance Requirements attached hereto as EXHIBIT "E", for which the premiums have been fully prepaid with endorsements satisfactory to Lender.

          (f)  No  Litigation:  Borrower  shall  have furnished evidence that no
               --------------
     litigation or proceedings, other than those matters previously disclosed to Lender, shall be pending or threatened which could or might cause a Material Adverse Change with respect to Borrower, Completion Guarantor or any Guarantor, or the Project;

          (g)  Utilities:  Borrower  shall  have  furnished to Lender (by way of
               ---------
     utility letters or otherwise) evidence establishing to the satisfaction of Lender that the Project when constructed will have adequate water supply, storm and sanitary sewerage facilities, telephone, gas, electricity, fire and police protection, means of ingress and egress to and from the Project and public highways and any other required public utilities and that the Project is benefited by insured easements as may be required for any of the foregoing;

          (h)  Attorney  Opinions:  Borrower  shall  have furnished to Lender an
               ------------------
     opinion from counsel for Borrower and Guarantors covering due authorization, execution and delivery and enforceability of the Loan Documents and also containing such other legal opinions as Lender shall reasonably require;

          (i)  Appraisal:  Lender shall have obtained the Appraisal in an amount
               ---------
     at least equal to $90,700,000.00 (based upon the Project's stabilized value upon completion of construction) which Appraisal is satisfactory to Lender in all respects. Lender hereby acknowledges receipt of such a satisfactory Appraisal, and said Appraisal shall be updated, at Borrower's expense, as and when reasonable requested by Lender;

          (j)  Searches:  Borrower  shall  have  furnished  to  Lender  current
               --------
     bankruptcy, federal tax lien and judgment searches and searches of all Uniform Commercial Code financing statements filed in each place UCC Financing Statements are to be filed hereunder, demonstrating the absence of adverse claims;

          (k)  Financial  Statements:  Borrower  shall  have furnished to Lender
               ---------------------
     current annual financial statements of Borrower, Completion Guarantor, the Guarantors, the General Contractor and such other persons or entities connected with the Loan as Lender may request, each in form and substance and certified by such individual as acceptable to Lender. Borrower, Completion Guarantor and the Guarantors shall provide such other additional financial information Lender reasonably requires;

          (l)  Management  Agreements:  Borrower  shall have delivered to Lender
               ----------------------
     executed copies of any leasing, management and development agreements entered into by Borrower in connection with the Construction and/or the operation of the Project;

          (m) Flood Hazard: Lender has received evidence that the Project is not
              ------------
     located  in  an  area  designated  by  the  Secretary  of Housing and Urban
     Development as a special flood hazard area, or flood hazard insurance acceptable to Lender in its sole discretion;

          (n) Zoning: Borrower shall have furnished to Lender a legal opinion or
              ------
     zoning letter as to compliance of the Project with zoning and similar laws;

          (o)  Organizational Documents: Borrower shall have furnished to Lender
               ------------------------
     proof satisfactory to Lender of authority, formation, organization and good standing in the State of its incorporation or formation and, if applicable, qualification as a foreign entity in good standing in the state of its incorporation or formation, of all corporate, partnership, trust and limited liability company entities (including Borrower, Completion Guarantor and each Guarantor) executing any Loan Documents, whether in their own name or on behalf of another entity. Borrower shall also provide certified resolutions in form and content satisfactory to Lender, authorizing execution, delivery and performance of the Loan Documents, and such other documentation as Lender may reasonably require to evidence the authority of the persons executing the Loan Documents;

          (p)  No Default: There shall be no uncured Default or Event of Default
               ----------
     by Borrower hereunder.;

          (q)  Easements:  Borrower  shall  have  furnished Lender all easements
               ---------
     reasonably required for the construction, maintenance or operation of the Project and such easements shall be insured by the Title Policy; and

          (r) Additional Documents: Borrower shall have furnished to Lender such
              --------------------
     other materials, documents, papers or requirements regarding the Project, Borrower, Completion Guarantor and any Guarantor as Lender shall reasonably request.

          (s)  Escrow Account(s): Borrower shall open the Escrow Account(s) with
               -----------------
     Lender to hold Contract Deposits.

          (t) CDD Bonds:
              ---------

               (i) $9,090,130.00 of the CDD Bond (as hereinafter defined) proceeds (the "Acquisition Proceeds") must be utilized to purchase the
                         --------------------
          Land from the current owner, and then, concurrently, Borrower shall cause $7,687,676.00 of such Acquisition Proceeds to be utilized in the Project with the remaining $1,402,454.00 to satisfy the Project Equity requirement of Section 8.1(a). Borrower must demonstrate to Lender's satisfaction that all Acquisition Proceeds will be utilized for qualified project costs (approved by Lender), and in accordance with the sources and uses set forth on EXHIBIT "K". Borrower shall assign to Lender any proceeds to be received from the funding of approximately $25,825,000.00 of the Special Assessment Capital Improvement Bonds (the "CDD Bonds") for the Project issued by the
                                     ----------
          Westridge   Community   Development  District  (the  "CDD").  Borrower
                                                                ----
          recognizes that any costs/expenses incurred as a result of the issuance of the CDD Bonds (such as capitalized interest, underwriting fees, etc.) shall not be funded from the proceeds of the Loan.

               (ii) Borrower shall provide agreements related to the CDD Bond issuance and proceeds required among the CDD, Borrower, Lender, the CDD Bond Trustee, and any other associated parties. Further, during the term of the Loan, no additional funding of Acquisition Proceeds shall be permitted, and Borrower shall not seek to amend or modify the CDD Bonds, or any documents related thereto, without Lender's consent, which may be granted or withheld in Lender's sole discretion.

               (iii) To the extent assignable, Borrower shall assign to Lender all contracts, agreements, proceeds related to the CDD and any associated bond offerings.

                                    ARTICLE 9

                       CONSTRUCTION REQUIREMENTS PRECEDENT
                       -----------------------------------
                           TO THE OPENING OF THE LOAN
                           --------------------------

     9.1 REQUIRED CONSTRUCTION DOCUMENTS.
         -------------------------------

     Borrower shall cause to be furnished to Lender the following, in form and substance satisfactory to Lender and Lender's Consultant in all respects, for Lender's approval in its reasonable discretion prior to the Opening of the Loan:

          (a) Fully executed copies of the following, each satisfactory to Lender and Lender's Consultant in all respects: (i) a fixed or guaranteed maximum price General Contract with the General Contractor; (ii) Major Subcontracts; and (iii) all contracts with architects and engineers;

          (b) A schedule of values, including a trade payment breakdown, setting forth a description of all contracts let by Borrower and/or the General Contractor for the design, engineering, construction and equipping of the Improvements;

          (c) An initial sworn statement of the General Contractor, approved by Borrower, Architect and Lender's Consultant covering all work done and to be done, together with lien waivers covering all work and materials for which payments have been made by Borrower prior to the Loan Opening;

          (d) General Contractor will be required to provide Subguard insurance from Zurich in a form approved by Lender.

          (e) Copies of each of the Required Permits, except for those Required Permits which cannot be issued until completion of Construction, in which event such Required Permits will be obtained by Borrower on a timely basis in accordance with all recorded maps and conditions, and applicable building, land use, zoning and environmental codes, statutes and regulations and will be delivered to Lender at the earliest possible date. In all events the Required Permits required to be delivered prior to the Opening of the Loan shall include full building permits.

          (f) Full and complete detailed Plans and Specifications for the Improvements in duplicate, prepared by the Architect;

          (g) The Construction Schedule;

          (h) The Soil Report;

          (i) The Environmental Report; The Environmental Report shall, at a minimum, (A) demonstrate the absence of any existing or potential Hazardous Material contamination or violations of environmental Laws at the Project, except as acceptable to Lender in its sole and absolute discretion, (B) include the results of all sampling or monitoring to confirm the extent of existing or potential Hazardous Material contamination at the Project, including the results of leak detection tests for each underground storage tank located at the Project, if any, (C) describe response actions appropriate to remedy any existing or potential Hazardous Material contamination, and report the estimated cost of any such appropriate response, (D) confirm that any prior removal of Hazardous Material or underground storage tanks from the Project was completed in accordance with applicable Laws, and (E) confirm whether or not the Land is located in a wetlands district;

          (j) A report from Lender's Consultant which contains an analysis of the Plans and Specifications, the Budget, the Construction Schedule, the General Contract, all subcontracts then existing and the Soil Report. Such report shall be solely for the benefit of Lender and contain (i) an analysis satisfactory to Lender demonstrating the adequacy of the Budget to complete the Project and (ii) a confirmation that the Construction Schedule is realistic. Lender's Consultant shall monitor construction of the Project and shall visit the Project at least one (1) time each month, and shall certify as to amounts of construction costs for all requested fundings;

          (k) The Architect's Certificate;

          (l) Certification from an engineer or other professional reasonably acceptable to Lender in a form acceptable to Lender confirming that any wetlands located on the Land will not preclude the development of the Project;

          (m) A Notice of Commencement complying with applicable state or local law; and

          (n) Such other papers, materials and documents as Lender may reasonably require with respect to the Construction.

                                   ARTICLE 10

                           BUDGET AND CONTINGENCY FUND
                           ---------------------------

     10.1 BUDGET.
          ------

     Disbursement of the Loan shall be governed by the Budget for the Project, in form and substance acceptable to Lender in Lender's reasonable discretion. The Budget shall specify the amount of cash equity invested in the Project, and all costs and expenses of every kind and nature whatever to be incurred by Borrower in connection with the Project. The Budget shall include, in addition to the Budget Line Items described in Section 10.2 below, the Contingency Fund described in Section 10.3 below, and amounts satisfactory to Lender for soft costs and other reserves acceptable to Lender. The initial Budget is attached hereto as EXHIBIT "G" and made a part hereof. Once the Budget is approved by Lender all changes to the Budget shall in all respects be subject to the prior written approval of Lender.

     10.2 BUDGET LINE ITEMS.
          -----------------

     The Budget shall include as line items ("Budget Line Items"), to the extent
                                              -----------------
determined to be applicable by Lender in its reasonable discretion, the cost of all labor, materials, equipment, fixtures and furnishings needed for the completion of the Construction, and all other costs, fees and expenses relating in any way whatsoever to the Construction of the Improvements, leasing commissions, operating deficits, real estate taxes, and all other sums due in connection with Construction and operation of the Project, the Loan, and this Agreement. Borrower agrees that all Loan proceeds disbursed by Lender shall be used only for the Budget Line Items for which such proceeds were disbursed.

     Lender shall not be obligated to disburse any amount for any category of costs set forth as a Budget Line Item which is greater than the amount set forth for such category in the applicable Budget Line Item. Borrower shall pay as they become due all amounts set forth in the Budget with respect to costs to be paid for by Borrower.

     10.3 CONTINGENCY FUND.
          ----------------

     The Budget shall contain a Budget Line Item designated for the Contingency Fund. Borrower may from time to time request that the Contingency Fund be reallocated to pay needed costs of the Project. Such requests shall be subject to Lender's written approval in its reasonable discretion.

     Borrower agrees that the decision with respect to utilizing portions of the Contingency Fund in order to keep the Loan In Balance shall be made by Lender in its reasonable discretion, and that Lender may require Borrower to make a Deficiency Deposit even if funds remain in the Contingency Fund.

     10.4 OPTIONAL METHOD FOR PAYMENT OF INTEREST.
          ---------------------------------------

     For Borrower's benefit, the Budget includes a Budget Line Item for interest payments on the Loan and, with Lender's approval, amounts due from Borrower under any Interest Rate Agreement with respect to the Loan. Borrower hereby authorizes Lender from time to time, for the mutual convenience of Lender and Borrower, to disburse Loan proceeds to pay all the then accrued interest on the Note and to pay amounts due from Borrower under any Interest Rate Agreement with respect to the Loan, regardless of whether Borrower shall have specifically requested a disbursement of such amount. Lender agrees that so long as there is no default under the Loan, Lender will fund interest payments on the Loan from the interest reserve set out in the Budget. Any such disbursement, if made, shall be added to the outstanding principal balance of the Note and shall, when disbursed, bear interest at the Applicable Rate. The authorization hereby granted, however, shall not obligate Lender to make disbursements of the Loan for interest payments or any amount due under any Interest Rate Agreement (except upon Borrower's qualifying for and requesting disbursement of that portion of the proceeds of the Loan allocated for such purposes in the Budget) nor prevent Borrower from paying accrued interest or amounts due under any Interest Rate Agreement from its own funds.

                                   ARTICLE 11

                               SUFFICIENCY OF LOAN
                               -------------------

     11.1 LOAN IN BALANCE.
          ---------------

     Anything contained in this Agreement to the contrary notwithstanding, it is expressly understood and agreed that the Loan shall at all times be "In Balance", on a Budget Line Item and an aggregate basis. A Budget Line Item shall be deemed to be "In Balance" only if Lender in its reasonable discretion
                     -----------
determines that the amount of such Budget Line Item is sufficient for its intended purpose. The Loan shall be deemed to be "In Balance" in the aggregate only when the total of the undisbursed portion of the Loan less the Contingency Fund (subject to Borrower's reallocation rights under Section 10.3), equals or exceeds the aggregate of: (a) the costs required to complete the construction of the Project in accordance with the Plans and Specifications and the Budget; (b) the amounts to be paid as retainages to persons who have supplied labor or materials to the Project; and (c) all other hard and soft costs not yet paid for in connection with the Project, as such costs and amounts described in clauses
                                                                         -------
(a), (b) and (c) may be estimated and/or approved in writing by Lender from time
---------------
to time. Borrower agrees that if for any reason, in Lender's reasonable discretion, the amount of such undistributed Loan proceeds shall at any time be or become insufficient for such purpose regardless of how such condition may be caused, Borrower will, within ten (10) days after written request by Lender, deposit  the  deficiency  with  Lender  ("Deficiency  Deposit").  The Deficiency
                                         ---------------------
Deposit shall first be exhausted before any further disbursement of Loan proceeds shall be made. Lender shall not be obligated to make any Loan disbursements if and for as long as the Loan is not In Balance.

                                   ARTICLE 12

                        CONSTRUCTION PAYOUT REQUIREMENTS
                        --------------------------------

     12.1 APPLICABILITY OF SECTIONS.
          -------------------------

     The  provisions  contained in this Article 12 shall apply to the Opening of
                                        ----------
the Loan and to all disbursements of proceeds during Construction.

     12.2 MONTHLY PAYOUTS.
          ---------------

     After the Opening of the Loan, further disbursements shall be made during Construction from time to time as the Construction progresses, but no more frequently than once in each calendar month.

     12.3 DOCUMENTS TO BE FURNISHED FOR EACH DISBURSEMENT.
          -----------------------------------------------

     As a condition precedent to each disbursement of the Loan proceeds (including the initial disbursement at the Opening of the Loan), Borrower shall furnish or cause to be furnished to Lender the following documents covering each disbursement, in form and substance satisfactory to Lender:

          (a) A completed Borrower's Certificate in the form of EXHIBIT "J" attached hereto and made a part hereof and a completed Soft and Hard Cost Requisition Form in the form of EXHIBIT "I" attached hereto and made a part hereof, each executed by the Authorized Representative of Borrower;

          (b) A completed standard AIA Form G702 and Form G703 signed by the General Contractor, and the Architect, together with General Contractor's unconditional waivers of lien, and all subcontractors', material suppliers' and laborers' conditional waivers of lien, covering all work paid with the proceeds of the prior draw requests, together with such data as Lender may reasonably require to substantiate that all costs for which disbursement is sought have been incurred;

          (c) Evidence satisfactory to Lender that fixtures and equipment, if any, have been paid for and are free of any lien or security interest therein;

          (d) An endorsement to the Title Policy issued to Lender covering the date of disbursement and showing the Mortgage as a first, prior and paramount lien on the Project subject only to the Permitted Exceptions and real estate taxes that have accrued but are not yet due and payable and particularly that nothing has intervened to affect the validity or priority of the Mortgage;

          (e) Copies of any proposed or executed Change Orders on standard AIA G701 form which have not been previously furnished to Lender and which require and are not valid without the signatures of the General Contractor, Borrower and Architect;

          (f) Copies of all construction contracts (including subcontracts) which have been executed since the last disbursement, together with any Bonds obtained or required to be obtained with respect thereto;

          (g) All Required Permits and all other Governmental Approvals then needed in connection with the Project; and

          (h) Such other instruments, documents and information as Lender or the Title Insurer may reasonably request.

          (i) Disbursements shall be made approximately ten (10) days after receipt of all information required by Lender to approve the requested disbursements.

     12.4 RETAINAGES.
          ----------

     At the time of each disbursement the Lender shall withhold ten percent (10%) (the "Retainage") of the "hard costs" contained on each requested Loan
              ---------
disbursement (i.e., the total amount then due the General Contractor and the various contractors, subcontractors and material suppliers for the costs of construction), until such time as the Project is 50% complete; provided, that the Retainage shall not include the General Contractor's fee and general conditions under the Construction Contract. Thereafter, the Retainage shall be zero percent (0%). The Retainage shall be disbursed in accordance with Section
13.2  below;  provided, however, upon the satisfactory completion of 100% of the
              -----------------
work with respect to any individual trade or the delivery of all materials pursuant to a purchase order in accordance with the plans and specifications as certified by the Lender's Consultant, Lender may decide on a case by case basis (but shall not be obligated) to permit retainages with respect to such trade order to be disbursed to Borrower.

     12.5 DISBURSEMENTS FOR MATERIALS STORED ON-SITE.
          ------------------------------------------

     Any requests for disbursements which in whole or in part relate to materials, equipment or furnishings which Borrower owns and which are not incorporated into the Improvements as of the date of the request for disbursement, but are to be temporarily stored at the Project, shall be accompanied by evidence satisfactory to Lender that (i) such stored materials are included within the coverages of insurance policies carried by Borrower,
(ii) the ownership of such materials is vested in Borrower free of any liens and claims of third parties, (iii) such materials are properly insured and protected against theft or damage, (iv) the materials used in the Construction are not commodity items but are uniquely fabricated for the Construction, (v) the Lender's Consultant has viewed and inspected the stored materials, and (vi) in the opinion of the Lender's Consultant the stored materials are physically secured and can be incorporated into the Project within forty five (45) days. Lender may require separate Uniform Commercial Code financing statements to cover any such stored materials.

     12.6 DISBURSEMENTS FOR OFFSITE MATERIALS.
          -----------------------------------

     Lender may in its sole discretion, but shall not be obligated to, approve disbursements for materials stored off-site, in which event all of the requirements of Section 12.5 shall be applicable to such disbursement as well as
                ------------
any other requirements which Lender may, in its sole discretion, determine are appropriate under the circumstances.

                                   ARTICLE 13

                       FINAL DISBURSEMENT FOR CONSTRUCTION
                       -----------------------------------

     13.1 FINAL DISBURSEMENT FOR CONSTRUCTION.
          -----------------------------------

     Lender will advance to Borrower the final disbursement for the cost of the Construction (including Retainages) when the following conditions have been complied with, provided that all other conditions in this Agreement for disbursements have been complied with :

          (a) The Improvements have been fully completed and equipped in accordance with the Plans and Specifications free and clear of mechanics' liens and security interests and are ready for occupancy;

          (b) Borrower shall have furnished to Lender a Certificate of Substantial Completion AIA Form G704 from the supervising architect and General Contractor certifying that the Project has been completed in accordance with the final plans and specifications as approved by the Lender;

          (c) Borrower shall have furnished to Lender "all risks" casualty insurance in form and amount and with companies satisfactory to Lender in accordance with the requirements contained herein;

          (d) Borrower shall have furnished to Lender copies of all licenses and permits required by any Governmental Authority having jurisdiction for the occupancy of the Improvements and the operation thereof, including a certificate of occupancy from the municipality in which the Project is located, or a letter from the appropriate Governmental Authority that no such certificate is issued;

          (e) Borrower shall have furnished to Lender a complete "As-Built" ALTA/ACSM final survey of the Project complying with EXHIBIT "B" attached hereto in compliance with Section 8.1(d);
                               --------------

          (f) All fixtures, furnishings, furniture, equipment and other property required for the operation of the Project and to be installed by Borrower shall have been installed free and clear of all liens and security interests, except in favor of Lender;

          (g) Borrower shall have furnished to Lender copies of all final waivers of lien and sworn statements from contractors, subcontractors and material suppliers and an affidavit from the General Contractor in accordance with Chapter 713, Florida Statutes;
                                  -----------------

          (h) Borrower shall have furnished to Lender a certificate from the Architect or other evidence satisfactory to Lender dated at or about the Completion Date stating that (i) the Improvements have been completed in accordance with the Plans and Specifications, and (ii) the Improvements as so completed comply with all applicable Laws;

          (i) Borrower shall have furnished to Lender a rent roll and copies of all leases for the Project;

          (j) Borrower shall have furnished to Lender tenant estoppel certificates in form and substance acceptable to Lender; and

          (k) Lender shall have received a certificate from the Lender's Consultant for the sole benefit of Lender that the Improvements have been satisfactorily completed in accordance with the Plans and Specifications.

     If Borrower fails to comply with and satisfy any of the final disbursement conditions contained in this Section 13.1 within sixty (60) days after the
                                 -------------
Completion Date, such failure shall constitute an Event of Default hereunder.

     13.2 DISBURSEMENT OF RETAINAGE
          -------------------------

     The Retainage shall be disbursed to General Contractor (less 150% of the cost of completion of punchlist items) when all of the following conditions have been satisfied:

          (a) The Architect shall have certified, and Borrower and Lender shall have agreed, that construction is sufficiently complete, in accordance with the Plans and Specifications, so that the Units and other amenities contemplated by the Plans and Specifications can be occupied for the uses for which they are intended with only minor punchlist items and decoration left unfinished which will not interfere with the practical utilization of the Project for its intended purposes;

          (b) a temporary certificate of occupancy shall have been issued for the Project, subject only to such conditions as may be reasonably acceptable to Borrower and Lender;

          (c) General Contractor is in compliance with the payment and lien provisions of the general contract,

          (d) General Contractor has completed site cleanup and restoration, including, without limitation, removal of all excess materials, rock, sand, paving and miscellaneous debris, supplies, equipment and trailers; and

          (e) All temporary utilities are disconnected.

     The holdback for punchlist items shall be disbursed to General Contractor upon satisfaction of the conditions set forth in Section 13.1 above.

                                   ARTICLE 14

                                    RESERVED
                                    --------

                                   ARTICLE 15

                                 OTHER COVENANTS
                                 ---------------

     15.1 BORROWER FURTHER COVENANTS AND AGREES AS FOLLOWS:
          ------------------------------------------------

          (a)  Required  Contracts  and Contract Deposits: Subject to applicable
               ------------------------------------------
     law, prior to Closing Borrower shall have provided to Lender evidence that 257 Units are under valid Contracts of Sale, and the aggregate Contract Deposits received in connection therewith is equal to or greater than $18,709,560.00 (such Required Contracts and Contract Deposits are identified on EXHIBIT "M", attached hereto). Borrower shall have used $9,046,561.00 of said Contract Deposits to pay Project costs as identified on the Budget, and Borrower shall have deposited $9,668,999.00 of said funds into the Escrow Account(s).

          (b)  Required  Contract  Deposits  Upon  Sale  of  All Units: When the
               -------------------------------------------------------
     initial 294 Units have been sold or are under contract, Borrower shall provide evidence to Lender showing that all Contract Deposits (collected and to be collected; including Usable Deposits) total at least $24,869,000.00, and that Usable Deposits equal or exceed $17,209,078.00 (or Borrower shall provide evidence to Lender, acceptable to Lender in Lender's sole discretion, that such Usable Deposits have been utilized in accordance with the sources and uses of funds attached as EXHIBIT "K"). Borrower shall provide Lender with evidence of the Contract Deposit collected for each Unit as and when each Contract Deposit is collected.

          (c)  Net  Sale  Proceeds  from Sale of All Units: When the initial 294
               -------------------------------------------
     Units have been sold or are under contract, Borrower shall provide evidence to Lender showing that Net Sale Proceeds (earned or to-be earned pursuant to effective Contracts of Sale) from the sale of the initial 294 Units being developed in the Project must equal at least $87,060,000.00, which Net Sale Proceeds are sufficient to cover 120% of the Maximum Aggregate Loan Amount.

          (d)  Opening  of Loan on or Prior to Loan Opening Date. All conditions
               -------------------------------------------------
     precedent to the Opening of the Loan shall be complied with on or prior to March 30, 2006. If Borrower has not satisfied all conditions precedent to, and otherwise qualified for, the Opening of the Loan, Lender may at its sole option terminate Lender's obligation to fund the Loan by written notice to Borrower.

          (e)  Construction  of  Improvements.  The  Improvements  shall  be
               ------------------------------
     constructed and fully equipped in a good and workmanlike manner with materials of high quality, strictly in accordance with the Plans and Specifications (or in accordance with any changes therein that may be approved in writing by Lender or as to which Lender's approval is not required), and such construction and equipping will be commenced on or before the Construction Commencement Date and prosecuted with due diligence and continuity in accordance with the Construction Schedule and fully completed not later than the Completion Date. The Completion Date shall be extended in writing by Lender by the number of days resulting from any Unavoidable Delay in the construction of the Project, (but under no circumstances shall Lender be obligated to extend the Completion Date beyond twenty-four (24) months beyond the Construction Commencement Date), provided that Lender shall not be obligated to grant any such extension unless (a) Borrower gives notice of such delay to Lender within ten (10) days of learning of the event resulting in such delay, and (b) after giving effect to the consequences of such delay, the Loan shall remain "In Balance".

          (f)  Changes  in  Plans and Specifications. No changes will be made in
               -------------------------------------
     the Plans and Specifications without the prior written approval of Lender; provided, however, that Borrower may make changes to the Plans and
     ------------------
     Specifications if (i) Borrower notifies Lender in writing of such change within seven (7) days thereafter; (ii) Borrower obtains the approval of all parties whose approval is required, including sureties and any Governmental Authority to the extent approval from such parties is required; (iii) the structural integrity of the Improvements is not impaired; (iv) no material change in architectural appearance is effected; (v) the performance of the mechanical, electrical, and life safety systems of the Improvements is not affected; (vi) the cost of or reduction resulting from such change (x) does not exceed $50,000 and (y) when added to all other changes which have not been approved in writing by Lender, the resulting aggregate cost or reduction does not exceed $250,000.00. Changes in the scope of construction work or to any construction related contract must be documented with a change order on the AIA Form G701 or equivalent form.

          (g)  Inspection  by  Lender.  Borrower  will  cooperate with Lender in
               ----------------------
     arranging for inspections by representatives of Lender of the progress of the Construction from time to time including an examination of (i) the Improvements, (ii) all materials to be used in the Construction, (iii) all plans and shop drawings which are or may be kept at the construction site,
     (iv) any contracts, bills of sale, statements, receipts or vouchers in connection with the Improvements, (v) all work done, labor performed, materials furnished in and about the Improvements, (vi) all books, contracts and records with respect to the Improvements, and (vii) any other documents relating to the Improvements or the Construction. Borrower shall cooperate with Lender's Consultant to enable him to perform his functions hereunder. Borrower shall, upon Lender's or Lender's Consultant's request, correct any defect in the Construction or any failure of the Construction to comply with the Plans and Specifications.

          (h)  Mechanics' Liens and Contest Thereof. Borrower will not suffer or
               ------------------------------------
     permit any mechanics' lien claims to be filed or otherwise asserted against the Project or any funds due to the General Contractor, and will promptly discharge the same in case of the filing of any claims for lien or proceedings for the enforcement thereof, provided, however, that Borrower
                                                -----------------
     shall have the right to contest in good faith and with reasonable diligence the validity of any such lien or claim provided that Borrower posts a statutory lien bond which removes such lien from title to the Project within twenty (20) days of written notice by Lender to Borrower of the existence of the lien). Lender will not be required to make any further disbursements of the proceeds of the Loan until any mechanics' lien claims have been removed and Lender may, at its option, restrict disbursements to reserve sufficient sums to pay 150% of the lien.

          (i)  Settlement  of  Mechanics'  Lien  Claims.  If Borrower shall fail
               ----------------------------------------
     promptly either (i) to discharge any such lien, or (ii) post a statutory lien bond in the manner provided in Section 15.1(h) Lender may, at its
                                              ---------------
     election (but shall not be required to), procure the release and discharge of any such claim and any judgment or decree thereon and, further, may in its sole discretion effect any settlement or compromise of the same, or may furnish such security or indemnity to the Title Insurer, and any amounts so expended by Lender, including premiums paid or security furnished in connection with the issuance of any surety company bonds, shall be deemed to constitute disbursement of the proceeds of the Loan hereunder. In settling, compromising or discharging any claims for lien, Lender shall not be required to inquire into the validity or amount of any such claim.

          (j)  Renewal  of Insurance. Borrower shall cause insurance policies to
               ---------------------
     be maintained in compliance with EXHIBIT "E" at all times. Borrower shall timely pay all premiums on all insurance policies required hereunder, and as and when additional insurance is required, from time to time, during the progress of Construction, and as and when any policies of insurance may expire, furnish to Lender, premiums prepaid, additional and renewal insurance policies with companies, coverage and in amounts satisfactory to Lender in accordance with Section 8.1(e). Borrowers shall furnish to the
                                  --------------
     Lender evidence that the insurance premiums and real estate taxes are paid, at least five (5) days prior to the last date for payment of such amounts before imposition of any penalty or interest or termination of the insurance policy, as applicable.

          (k)  Payment  of  Taxes.  Borrower shall pay all real estate taxes and
               ------------------
     assessments and charges of every kind upon the Project before the same become delinquent, provided, however, that Borrower shall have the right to pay such tax under protest or to otherwise contest any such tax or assessment, but only if (i) such contest has the effect of preventing the collection of such taxes so contested and also of preventing the sale or forfeiture of the Project or any part thereof or any interest therein, (ii) Borrower has notified Lender of Borrower's intent to contest such taxes, and (iii) Borrower has deposited security in form and amount satisfactory to Lender, in its sole discretion, and has increased the amount of such security so deposited promptly after Lender's request therefor. If Borrower fails to commence such contest or, having commenced to contest the same, and having deposited such security required by Lender for its full amount, shall thereafter fail to prosecute such contest in good faith or with due diligence, or, upon adverse conclusion of any such contest, shall fail to pay such tax, assessment or charge, Lender may, at its election (but shall not be required to), pay and discharge any such tax, assessment or charge, and any interest or penalty thereon, and any amounts so expended by Lender shall be deemed to constitute disbursements of the Loan proceeds hereunder (even if the total amount of disbursements would exceed the face amount of the Note). Borrower shall furnish to Lender evidence that taxes are paid at least five (5) days prior to the last date for payment of such taxes and before imposition of any penalty or accrual of interest.

          (l)  Tax  and  Insurance  Escrow  Accounts.  Borrower  shall, upon the
               -------------------------------------
     occurrence of any Event of Default, make insurance and tax escrow deposits, in amounts reasonably determined by Lender from time to time as being needed to pay taxes and insurance premiums when due, in an interest bearing escrow account held by Lender in Lender's name and under its sole dominion and control. All payments deposited in the escrow account, and all interest accruing thereon, are pledged as additional collateral for the Loan. Notwithstanding Lender's holding of the escrow account, nothing herein shall obligate Lender to pay any insurance premiums or real property taxes with respect to any portion of the Project unless the Event of Default has been cured to the satisfaction of Lender. If the Event of Default has been satisfactorily cured, Lender shall make available to Borrower such funds as may be deposited in the escrow account from time to time for Borrower's payment of insurance premiums or real property taxes due with respect to the Project. Upon Lender's request, Borrower shall provide Lender with copies of paid tax and insurance bills.

          (m)  Personal Property. All of Borrower's personal property, fixtures,
               -----------------
     attachments and equipment delivered upon, attached to or used in connection with the Construction or the operation of the Project shall always be located at the Project and shall be kept free and clear of all liens, encumbrances and security interests.

          (n) Leasing Restrictions. Without the prior written consent of Lender,
              --------------------
     Borrower and Borrower's agents shall not enter into any Leases (except for the amenities leases referenced in Section 3.1).
                                        -----------

          (o)  Defaults  Under  Leases.  Borrower  will not suffer or permit any
               -----------------------
     breach or default to occur in any of Borrower's obligations under any of the Leases nor suffer or permit the same to terminate by reason of any failure of Borrower to meet any requirement of any Lease including those with respect to any time limitation within which any of Borrower's work is to be done or the space is to be available for occupancy by the lessee.

          (p)  Lender's Attorneys' Fees for Enforcement of Agreement. In case of
               -----------------------------------------------------
     any default or Event of Default hereunder, Borrower (in addition to Lender's attorneys' fees, if any, to be paid pursuant to Section 7.3) will pay Lender's attorneys' and paralegal fees (including, without limitation, any reasonable attorney and paralegal fees and costs incurred in connection with any litigation or bankruptcy or administrative hearing and any appeals therefrom and any post-judgment enforcement action including, without limitation, supplementary proceedings) in connection with the enforcement of this Agreement; without limiting the generality of the foregoing, if at any time or times hereafter Lender employs counsel (whether or not any suit has been or shall be filed and whether or not other legal proceedings have been or shall be instituted) for advice or other representation with respect to the Project, this Agreement, or any of the other Loan Documents, or to protect, collect, lease, sell, take possession of, or liquidate any of the Project, or to attempt to enforce any security interest or lien in any portion of the Project, or to enforce any rights of Lender or Borrower's obligations hereunder, then in any of such events all of the reasonable attorneys' fees arising from such services, and any expenses, costs and charges relating thereto (including fees and costs of paralegals), shall constitute an additional liability owing by Borrower to Lender, payable on demand.

          (q) Appraisals. Lender shall have the right to obtain a new or updated
              ----------
     Appraisal of the Project from time to time. Borrower shall cooperate with Lender in this regard. If the Appraisal is obtained to comply with this Agreement or any applicable law or regulatory requirement, or bank policy promulgated to comply therewith, or if an Event of Default exists, Borrower shall pay for any such Appraisal upon Lender's request.

          (r) Furnishing Information. Borrower and Guarantors shall deliver or cause to be delivered to Lender a duly executed Certificate of Compliance in the form of EXHIBIT "J" attached hereto within thirty (30) days after the end of each calendar quarter, and: (i) not later than one hundred eighty (180) days after the end of each calendar year, annual Federal Income Tax Returns; (ii) not later than 90 days after the end of each fiscal year, an annual, audited financial statement (or personal financial statement, as applicable to Malcolm J. Wright), and (iii) not later than 45 days after the end of each calendar quarter a company prepared interim financial statement (as applicable to all Borrowers and Guarantors with the exception of Malcolm J. Wright). Each financial statement shall be prepared by a certified public accountant acceptable to Lender in accordance with generally accepted accounting principles. Each financial statement shall be certified as true, complete and correct by its preparer and by Borrowers or, in the case of each of the Guarantors' financial statements, by the Guarantor to whom it relates. In addition, prior to the Loan Opening and then not later than sixty (60) days before the end of each fiscal year of Borrower, Borrower shall deliver to Lender the Project's updated annual operating budget for the following fiscal year. Within fifteen (15) days following the end of each month, Borrower shall deliver to Lender: (i) monthly unaudited operating cash flow statements for the Project, certified as true, complete and correct by Borrower showing actual sources and uses of cash during the preceding month, and (ii) a current rent roll and a summary of all leasing activity then taking place with respect to the Project, particularly describing the status of all pending non-residential lease negotiations, if any. Borrowers and the Guarantors shall provide such additional financial information Lender reasonably requires. Borrower shall during regular business hours permit Lender or any of its agents or representatives to have access to and examine all of its books and records regarding the development and operation of the Project. If any such financial statement or other report or information described in this subsection is not delivered to Lender within thirty (30) days after the time periods stated above, Borrower agrees to pay a late charge to Lender in the amount of $500.00 per item per day.

          (s) Sign and Publicity. Upon Lender's request, Borrower shall promptly
              ------------------
     erect a sign approved in advance by Lender in a conspicuous location on the Project during the Construction indicating that the financing for the Project is provided by Lender. Lender reserves the right to publicize the making of the Loan.

          (t)  Collateral  Account.  Borrower shall provide $4,000,000.00 in the
               -------------------
     form of a Letter of Credit unconditionally payable to Lender (the "Collateral Account LC") or in cash deposited with Lender and in a demand
      ------------------------
     deposit account held in Borrower's name but under Lender's sole dominion and control (the "Collateral Account"), and said Collateral Account or
                          --------------------
     Collateral Account LC (in like amount) shall be pledged as additional security for the Phase 1 Loan. Borrower may substitute cash for the Collateral Account LC (in like amount) at any time, and upon delivery of said cash to Lender the Collateral Account LC shall be returned to Borrower. .

          (u)  TDS  Development,  LLC, Collateral Account. TDS Development, LLC,
               ------------------------------------------
     shall deposit $4,000,000.00 in a demand deposit account held in TDS Development, LLC's name (the "TDS Development, LLC, Account") but under the
                                   -----------------------------
     Lender's sole dominion and control, and said TDS Development, LLC Account shall be pledged as additional security for the Phase 1 Loan. Notwithstanding any contrary provision of this Agreement or any other Loan
     Document:

               (i) The proceeds in the TDS Development LLC Account shall be disbursed directly to Completion Guarantor, in accordance with its written instructions to Lender, at such time as the Loan is repaid in full.

          Borrower hereby authorizes Lender to make such disbursement directly to Completion Guarantor, and Borrower agrees to execute such additional authorization as may be required by Lender with respect thereto.

               (ii) In the event that Lender exercises its rights and remedies under the Loan Documents following an Event of Default, Lender shall realize upon the proceeds in the Collateral Account and shall use such proceeds in full to satisfy Borrower's obligations under the Loan Documents prior to Lender realizing upon the proceeds of the TDS Development LLC Account and using the proceeds thereof to satisfy Borrower's obligations under the Loan Documents; provided, however, that Lender need not delay in proceeding against the TDS Development LLC Account if Lender's ability to collect from the Collateral Account is delayed or impaired. In the event that Lender realizes upon the Net Cash Flow in the exercise of its rights and remedies under the Loan Documents following an Event of Default, Lender shall use the Net Cash Flow to reimburse Completion Guarantor for that amount of the TDS Development, LLC, Account utilized by Lender to satisfy Borrower obligations under the Loan Documents.

               (iii) Any pledge by Borrower to Lender of the "Net Income" of the Project" to secure the Phase II Loan shall not be required to be made by Borrower in favor of Lender, and shall not be effective, until General Contractor shall have received all payments owing from Borrower to General Contractor under the General Contract and the proceeds of the TDS Development, LLC Account, if any, shall have been disbursed to Completion Guarantor in accordance with paragraph (i) above. For purposes of this subparagraph (iii), the "Net Income of the Project" shall mean all Net Sales Proceds less that amount equal to repayment of the Loan in full.

          (v)  Buyer  Deposit  Shortfall  Account.  Borrower  shall  provide
               ---------------------------------
     $2,000,000.00 in the form of a Letter of Credit unconditionally payable to Lender ("Buyer Deposit Shortfall LC") or in cash deposited with Lender in a
              --------------------------
     demand deposit account held in Borrower's name but under the Lender's sole dominion and control (the "Buyer Deposit Shortfall Account"), and said
                                    ---------------------------------
     Buyer Deposit Shortfall LC and/or Buyer Deposit Shortfall Account shall be pledged as additional collateral for the Loan. If Borrower elects to utilize the Buyer Deposit Shortfall LC, Borrower may submit a written request to Lender to request a draw on the Buyer Deposit Shortfall LC and Lender shall promptly submit such draw and deposit the funds in the Buyer Deposit Shortfall Account. The funds held in the Buyer Deposit Shortfall Account can be drawn on by the Borrower to fund approved Project costs as set forth in the Loan Budget. Any amounts used by the Borrower to pay for such Project costs will be applied towards the minimum Project Equity requirement. When Borrower has demonstrated that the full amount of the required Project Equity has been invested in Project, any amount of the Buyer Deposit Shortfall Account that has not been expended will be made immediately available to Borrower and the Buyer Deposit Shortfall LC shall be returned to Borrower.

          (w)  Lost  Note.  Upon Lender's furnishing to Borrower an affidavit to
               ----------
     such effect, Borrower shall, if the Note is mutilated, destroyed, lost or stolen, deliver to Lender, in substitution therefor, a new note containing the same terms and conditions as the Note.

          (x)  Indemnification.  Borrower shall indemnify Lender, including each
               ---------------
     party owning an interest in the Loan and their respective officers, directors, employees and consultants (each, an "Indemnified Party") and
                                                         -----------------
     defend and hold each Indemnified Party harmless from and against all claims, injury, damage, loss and liability, cost and expense (including attorneys' fees, costs and expenses) of any and every kind to any persons or property by reason of (i) the Construction; (ii) the operation or maintenance of the Project; (iii) any breach of representation or warranty, default or Event of Default under this Agreement or any other Loan Document or Related Document; or (iv) any other matter arising in connection with the Loan, Borrower, Completion Guarantor, Guarantors, or the Project. No Indemnified Party shall be entitled to be indemnified against its own gross negligence or willful misconduct. The foregoing indemnification shall survive repayment of the Loan and shall continue to benefit Lender following any assignment of the Loan with respect to matters arising or accruing prior to such assignment.

          (y)  No  Additional  Debt. Except for the Loan, Borrower shall neither
               --------------------
     incur nor guarantee any indebtedness (whether personal or nonrecourse, secured or unsecured) other than customary trade payables paid within sixty
     (60) days after they are incurred.

          (z)  Compliance  With  Laws. Borrower shall comply with all applicable
               ----------------------
     requirements (including applicable Laws) of any Governmental Authority having jurisdiction over Borrower or the Project.

          (aa)  Document  Review.  Borrower  shall  provide  Lender  with  all
                ----------------
     condominium documents, homeowners' association documents, management agreements and CDD documents, as applicable, which Lender shall review and approve (which approval will not be unreasonably withheld or delayed), in Lender's sole discretion.

          (bb)  Organizational  Documents. Borrower shall not, without the prior
                -------------------------
     written consent of Lender (except as permitted pursuant to the definition of "Transfer", above), permit or suffer (i) a material amendment or modification of its organizational documents, (ii) the admission of any new member, partner or shareholder, or (iii) any dissolution or termination of its existence.

          (cc) Furnishing Reports. Upon Lender's request, Borrower shall provide
               ------------------
     Lender with copies of all inspections, reports, test results and other information received by any Borrower, which in any way relate to the Project or any part thereof.

          (dd)  Management  Contracts.  Borrower  shall  not enter into, modify,
                ---------------------
     amend, terminate or cancel any management contracts for the Project (including but not limited to the Operating Agreement) or agreements with agents or brokers, without the prior written approval of Lender, which approval shall not be unreasonably withheld or delayed.

          (ee)  Furnishing Notices. Borrower shall provide Lender with copies of
                ------------------
     all material notices pertaining to the Project received by Borrower from any Governmental Authority or insurance company within seven (7) days after such notice is received.

          (ff) Construction Contracts. Borrower shall not enter into, materially
               ----------------------
     modify, materially amend, terminate or cancel any contracts for the Construction, without the prior written approval of Lender, which approval shall not be unreasonably withheld or delayed. Borrower will furnish Lender promptly after execution thereof executed copies of all contracts between Borrower, architects, engineers and contractors and all subcontracts between the General Contractor or contractors and all of their subcontractors and suppliers, which contracts and subcontracts may not have been furnished pursuant to Section 9.1(a) at the time of the Opening of the
                                -------------
     Loan.

          (gg)  Correction  of  Defects.  Within  five  (5)  days after Borrower
                -----------------------
     acquires knowledge of or receives notice of a defect in the Improvements or any departure from the Plans and Specifications, or any other requirement of this Agreement, Borrower will proceed with diligence to correct all such defects and departures.

          (hh)  Hold  Disbursements in Trust. Borrower shall receive and hold in
                ----------------------------
     trust for the sole benefit of Lender (and not for the benefit of any other person, including, but not limited to, contractors or any subcontractors) all advances made hereunder directly to Borrower, for the purpose of paying costs of the Construction in accordance with the Budget. Borrower shall use the proceeds of the Loan solely for the payment of costs as specified in the Budget. Borrower will pay all other costs, expenses and fees relating to the acquisition, equipping, use and operation of the Project.

          (ii)  Foundation  Survey.  Not  later  than  thirty  (30)  days  after
                ------------------
     completion of each separate foundation with respect to the Improvements, Borrower shall furnish to Lender a survey of the Land with such foundation of the Improvements located thereon, and also satisfying the requirements set forth in Section 8.1(d).

          (jj)  Alterations.  Without the prior written consent of Lender (which
                -----------
     consent shall not be unreasonably withheld or delayed), Borrower shall not make any material alterations to the Project (other than completion of the Construction in accordance with the Plans and Specifications).

          (kk)  Net  Cash Flow Deposit. All Net Cash Flow from the Project shall
                ----------------------
     be deposited with Lender into the Project Escrow Account, which will be a demand deposit account in Borrower's name but under Lender's sole dominion and control. Funds deposited into such account shall be applied against the monthly payments of interest on the Loan and Loan proceeds will be disbursed from the interest reserve set out in the Budget only to the extent the Net Cash Flow is not sufficient to make such payments.

     15.2 AUTHORIZED REPRESENTATIVE.
          -------------------------

     Borrower hereby appoints MALCOLM J. WRIGHT or STEVE PARKER as its Authorized Representative for purposes of dealing with Lender on behalf of Borrower in respect of any and all matters in connection with this Agreement, the other Loan Documents, and the Loan. The Authorized Representative shall have the power, in his discretion, to give and receive all notices, monies, approvals, and other documents and instruments, and to take an other action on behalf of Borrower. All actions by the Authorized Representative shall be final and binding on Borrower. Lender may rely on the authority given to the Authorized Representative until actual receipt by Lender of a duly authorized resolution substituting a different person as the Authorized Representative.

                                   ARTICLE 16

                           CASUALTIES AND CONDEMNATION
                           ---------------------------

     16.1 LENDER'S ELECTION TO APPLY PROCEEDS ON INDEBTEDNESS.
          ---------------------------------------------------

          (a)  Subject  to  the  provisions of Section 16.1(b) below, Lender may
                                               --------------
     elect to collect, retain and apply upon the indebtedness of Borrower under this Agreement or any of the other Loan Documents all proceeds of insurance or condemnation (individually and collectively referred to as "Proceeds") after deduction of all expenses of collection and settlement, including reasonable attorneys' and reasonable adjusters' fees and charges. Any proceeds remaining after repayment of the indebtedness under the Loan Documents shall be paid by Lender to Borrower.

          (b)  Notwithstanding  anything  in Section 16.1(a) to the contrary, in
                                             --------------
     the event of any casualty to the Improvements or any condemnation of part of the Project, Lender agrees to make available the Proceeds to restoration of the Improvements if (i) no Event of Default exists, (ii) all Proceeds are deposited with Lender, (iii) in Lender's reasonable judgment, the amount of Proceeds available for restoration of the Improvements (together with undisbursed proceeds of the Loan, if any, allocated for the cost of the Construction and any sums or other security acceptable to Lender deposited with Lender by Borrower for such purpose) is sufficient to pay the full and complete costs of such restoration, ,(iv) if the cost of restoration exceeds ten percent (10%) of the Maximum Outstanding Loan Amount, in Lender's sole determination after completion of restoration the Maximum Outstanding Loan Amount will not exceed 5% of the fair market value of the Project, (v) in Lender's reasonable determination, the Project can be restored to an architecturally and economically viable project in compliance with applicable Laws, (vi) each Performance and Completion Guarantor and the Completion Guarantor reaffirm its Performance and Completion and/or Completion Guaranty (as applicable) in writing, and (vii) in Lender's reasonable determination, such restoration is likely to be completed not later than three months prior to the Maturity Date.

     16.2 BORROWER'S OBLIGATION TO REBUILD AND USE OF PROCEEDS THEREFOR.
          -------------------------------------------------------------

     In case Lender does not elect to apply or does not have the right to apply the Proceeds to the indebtedness, as provided in Section 16.1 above, Borrower shall:

          (a) Proceed with diligence to make settlement with insurers or the appropriate Governmental Authorities and cause the Proceeds to be deposited with Lender;

          (b) In the event of any delay in making settlement with insurers or the appropriate Governmental Authorities or effecting collection of the Proceeds, deposit with Lender the full amount required to complete construction as aforesaid;

          (c) In the event the Proceeds and the available proceeds of the Loan are insufficient to assure the Lender that the Loan will be In Balance, promptly deposit with Lender any amount necessary to place the Loan In Balance; and

          (d) Promptly proceed with the presumption of construction of the Improvements, including the repair of all damage resulting from such fire, condemnation or other cause and restoration to its former condition.

     Any request by Borrower for a disbursement by Lender of Proceeds and funds deposited by Borrower shall be treated by Lender as if such request were for an advance of the Loan hereunder, and the disbursement thereof shall be conditioned upon Borrower's compliance with and satisfaction of the same conditions precedent as would be applicable under this Agreement for an advance of the Loan.

                                   ARTICLE 17

                       ASSIGNMENTS BY LENDER AND BORROWER
                       ----------------------------------

     17.1 ASSIGNMENTS AND PARTICIPATIONS.
          ------------------------------

     Lender may from time to time sell the Loan and the Loan Documents (or any interest therein) and may grant participations in the Loan. Borrower agrees to cooperate with Lender's efforts to do any of the foregoing and to execute all documents reasonably required by Lender in connection therewith which do not materially adversely affect Borrower's rights under the material terms and conditions of the Loan Documents.

     17.2 PROHIBITION OF ASSIGNMENTS AND TRANSFERS BY BORROWER.
          ----------------------------------------------------

     Borrower shall not assign or attempt to assign its rights under this Agreement and any purported assignment shall be void. Without the prior written consent of Lender, in Lender's sole discretion, Borrower shall not suffer or permit (a) any change in the management (whether direct or indirect) of the

Project or of Borrower (subject to the exceptions set forth in the definition of "Transfer", above), or (b) any Transfer (except for the sale of Units).

     17.3 PROHIBITION OF TRANSFERS IN VIOLATION OF ERISA.
          ----------------------------------------------

     In  addition  to the prohibitions set forth in Section 17.2 above, Borrower
                                                    ------------
shall not assign, sell, pledge, encumber, transfer, hypothecate or otherwise dispose of its interest or rights in this Agreement or in the Project, or attempt to do any of the foregoing or suffer any of the foregoing, nor shall any party owning a direct or indirect interest in Borrower assign, sell, pledge, mortgage, encumber, transfer, hypothecate or otherwise dispose of any of its rights or interest (direct or indirect) in Borrower, attempt to do any of the foregoing or suffer any of the foregoing, if such action would cause the Loan, or the exercise of any of Lender's rights in connection therewith, to constitute a prohibited transaction under ERISA or the Internal Revenue Code or otherwise result in Lender being deemed in violation of any applicable provision of ERISA. Borrower agrees to indemnify and hold Lender free and harmless from and against all losses, costs (including attorneys' fees and expenses), taxes, damages (including consequential damages) and expenses Lender may suffer by reason of the investigation, defense and settlement of claims and in obtaining any prohibited transaction exemption under ERISA necessary or desirable in Lender's sole judgment or by reason of a breach of the foregoing prohibitions. The foregoing indemnification shall be a recourse obligation of Borrower and shall survive repayment of the Note, notwithstanding any limitations on recourse contained herein or in any of the Loan Documents.

     17.4 SUCCESSORS AND ASSIGNS.
          ----------------------

     Subject to the foregoing restrictions on transfer and assignment contained in this Article 17, this Agreement shall inure to the benefit of and shall be
          -----------
binding on the parties hereto and their respective successors and permitted assigns.

                                   ARTICLE 18

                               TIME OF THE ESSENCE
                               -------------------

     18.1 TIME IS OF THE ESSENCE.
          ----------------------

     Borrower agrees that time is of the essence under this Agreement.

                                   ARTICLE 19

                                EVENTS OF DEFAULT
                                -----------------

     The occurrence of any one or more of the following shall constitute an "Event of Default" as said term is used herein:

          (a) Failure of Borrower (i) (A) to make any principal payment when due, (B) to pay any interest within five (5) days after the date when due or (C) to observe or perform any of the other covenants or conditions by Borrower to be performed under the terms of this Agreement or any other Loan Document concerning the payment of money, for a period of ten (10) days after written notice from Lender that the same is due and payable; or
     (ii) for a period of thirty (30) days after written notice from Lender, to observe or perform any non-monetary covenant or condition contained in this Agreement or any other Loan Documents; provided that if any such failure concerning a non-monetary covenant or condition is susceptible to cure and cannot reasonably be cured within said thirty (30) day period, then

     Borrower shall have an additional sixty (60) day period to cure such failure and no Event of Default shall be deemed to exist hereunder so long as (Y) Borrower commences such cure within the initial thirty (30) day period and diligently and in good faith pursues such cure to completion within such resulting ninety (90) day period from the date of Lender's notice; and provided further that if a different notice or grace period is specified under any other subsection of this Section 19.1 with respect to a
                                                  ------------
     particular breach, or if another subsection of this Section 19.1 applies to
                                                         ------------
     a particular breach and does not expressly provide for a notice or grace period the specific provision shall control.

(b) The disapproval by Lender or Lender's Consultant at any time of any construction work which does not comply with the Plans and Specification or any governmental requirement(s), and failure of Borrower to cause the same to be corrected to the satisfaction of Lender or Lender's Consultant within the cure period provided in Section 19.1(a)(ii) above.
                      --------------------

          (c) A delay in the Construction or a discontinuance for a period of fifteen (15) days after written notice from Lender concerning such delay or discontinuance (other than Unavoidable Delays), or in any event a delay in the Construction so that the same is not, in Lender's judgment (giving due consideration to the assessment of Lender's Consultant), likely to be completed on or before the Completion Date.

          (d) The bankruptcy or insolvency of the General Contractor and failure of Borrower to procure a contract with a new contractor satisfactory to Lender within thirty (30) days from the occurrence of such bankruptcy or insolvency.

          (e) Any Transfer or other event in violation of Sections 17.2 or 17.3.
                                                          -------------    ----

          (f) Any material default by Borrower, as lessor, under the terms of any Lease following the expiration of any applicable notice and cure period, provided that if the Lease does not provide a notice and cure period, then the notice and cure period provided in (a)(i) above will apply
                                                         ------
     to  any  such  monetary default, and the notice and cure period provided in
     (a)(ii)  will  apply  to  any  such  non-monetary default (which respective
     -------
     periods shall commence upon written notice of default from Lender).

          (g) If any warranty, representation, statement, report or certificate made now or hereafter by Borrower, Completion Guarantor or any Guarantor is untrue or incorrect at the time made or delivered, provided that if such breach is reasonably susceptible of cure, then no Event of Default shall exist so long as Borrower cures said breach (i) within the notice and cure period provided in (a)(i) above for a breach that can be cured by the
                           ------
     payment  of  money  or  (ii)  within the notice and cure period provided in
     (a)(ii) above for any other breach.
     -------

          (h) Borrower, Completion Guarantor or any Guarantor shall commence a voluntary case concerning Borrower, Completion Guarantor or such Guarantor under the Bankruptcy Code; or an involuntary proceeding is commenced against Borrower, Completion Guarantor or any Guarantor under the Bankruptcy Code and relief is ordered against Borrower, Completion Guarantor or such Guarantor, or the petition is controverted but not dismissed or stayed within sixty (60) days after the commencement of the case, or a custodian (as defined in the Bankruptcy Code) is appointed for or takes charge of all or substantially all of the property of Borrower, Completion Guarantor or any Guarantor; or Borrower, Completion Guarantor or any Guarantor commences any other proceedings under any reorganization, arrangement, readjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar Law of any jurisdiction whether now or hereafter in effect relating to the Borrower, Completion Guarantor or any Guarantor; or there is commenced against Borrower, Completion Guarantor or any Guarantor any such proceeding which remains undismissed or unstayed for a period of sixty (60) days; or the Borrower, Completion Guarantor or any

     Guarantor fails to controvert in a timely manner any such case under the Bankruptcy Code or any such proceeding, or any order of relief or other order approving any such case or proceeding is entered; or Borrower, Completion Guarantor or any Guarantor by any act or failure to act indicates its consent to, approval of, or acquiescence in any such case or proceeding or the appointment of any custodian or the like of or for it for any substantial part of its property or suffers any such appointment to continue undischarged or unstayed for a period of sixty (60) days.

          (i) Borrower, Completion Guarantor or any Guarantor shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall consent to the appointment of a receiver or trustee or liquidator of all of its property or the major part thereof or if all or a substantial part of the assets of Borrower, Completion Guarantor or any Guarantor are attached, seized, subjected to a writ or distress warrant, or are levied upon, or come into the possession of any receiver, trustee, custodian or assignee for the benefit of creditors.

          (j) If Borrower is enjoined, restrained or in any way prevented by any court order from constructing or operating the Project.

          (k) Failure by Borrower to make any Deficiency Deposit with Lender within the time and in the manner required by Article 11 hereof.
                                                   ----------

          (l) One or more final, unappealable judgments are entered (i) against Borrower in amounts aggregating in excess of $100,000 or (ii) against Completion Guarantor or any Guarantor in amounts aggregating in excess of $250,000, and said judgments are not stayed or bonded over within thirty
     (30) days after entry.

          (m) If Borrower, Completion Guarantor or any Guarantor shall fail to pay any debt owed by it or is in default under any agreement with Lender or any other party (other than a failure or default for which Borrower's maximum liability does not exceed $100,000 and Completion Guarantor or Guarantor's maximum liability does not exceed $250,000) and such failure or default continues after any applicable grace period specified in the instrument or agreement relating thereto.

          (n) If a Material Adverse Change occurs with respect to Borrower, the Project, Completion Guarantor or any Guarantor.

          (o) The occurrence of any other event or circumstance denominated as an Event of Default in this Agreement or under any of the other Loan Documents and the expiration of any applicable grace or cure periods, if any, specified for such Event of Default herein or therein, as the case may be.

                                   ARTICLE 20

                      LENDER'S REMEDIES IN EVENT OF DEFAULT
                      -------------------------------------

     20.1 REMEDIES CONFERRED UPON LENDER.
          ------------------------------

     Upon the occurrence of any Event of Default, Lender may pursue any one or more of the following remedies concurrently or successively, it being the intent hereof that none of such remedies shall be to the exclusion of any other:

          (a) Take possession of the Project and complete the Construction and do anything which is necessary or appropriate in its sole judgment to fulfill the obligations of Borrower under this Agreement and the other Loan Documents, including either the right to avail itself of and procure performance of existing contracts or let any contracts with the same contractors or others. Without restricting the generality of the foregoing and for the purposes aforesaid, Borrower hereby appoints and constitutes Lender its lawful attorney-in-fact with full power of substitution in the Project to complete the Construction in the name of Borrower; to use unadvanced funds remaining under the Note or which may be reserved, escrowed or set aside for any purposes hereunder at any time, or to advance funds in excess of the face amount of the Note, to complete the Construction; to make changes in the Plans and Specifications which shall be necessary or desirable to complete the Construction in substantially the manner contemplated by the Plans and Specifications; to retain or employ new general contractors, subcontractors, architects, engineers and inspectors as shall be required for said purposes; to pay, settle or compromise all existing bills and claims, which may be liens or security interests, or to avoid such bills and claims becoming liens against the Project; to execute all applications and certificates in the name of Borrower prosecute and defend all actions or proceedings in connection with the Improvements or Project; to take action and require such performance as it deems necessary under any of the Bonds to be furnished hereunder and to make settlements and compromises with the surety or sureties thereunder, and in connection therewith, to execute instruments of release and satisfaction; and to do any and every act which the Borrower might do in its own behalf; it being understood and agreed that this power of attorney shall be a power coupled with an interest and cannot be revoked;

          (b) Withhold further disbursement of the proceeds of the Loan and/or terminate Lender's obligations to make further disbursements hereunder;

          (c) Declare the Note to be immediately due and payable;

          (d) Use and apply any monies or letters of credit deposited by Borrower with Lender, regardless of the purposes for which the same was deposited, to cure any such default or to apply on account of any indebtedness under this Agreement which is due and owing to Lender;

          (e) Take control of the Owner's Contingency; and

          (f) Exercise or pursue any other remedy or cause of action permitted under this Agreement or any other Loan Documents, or conferred upon Lender by operation of Law.

     Notwithstanding the foregoing, upon the occurrence of any Event of Default under Section 19.1(h) with respect to Borrower, all amounts evidenced by the
       ---------------
Note shall automatically become due and payable, without any presentment, demand, protest or notice of any kind to Borrower.

                                   ARTICLE 21

                               GENERAL PROVISIONS
                               ------------------

     21.1 CAPTIONS.
          --------

     The captions and headings of various Articles, Sections and subsections of this Agreement and Exhibits pertaining hereto are for convenience only and are not to be considered as defining or limiting in any way the scope or intent of the provisions hereof.

     21.2 MODIFICATION; WAIVER.
          --------------------

     No modification, waiver, amendment or discharge of this Agreement or any other Loan Document shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver, amendment or discharge is sought.

     21.3 GOVERNING LAW.
          -------------

     Irrespective of the place of execution and/or delivery, this Agreement shall be governed by, and shall be construed in accordance with, the laws of the State of Florida.

     21.4 ACQUIESCENCE NOT TO CONSTITUTE WAIVER OF LENDER'S REQUIREMENTS.
          --------------------------------------------------------------

     Each and every covenant and condition for the benefit of Lender contained in this Agreement may be waived by Lender, provided, however, that to the extent that Lender may have acquiesced in any noncompliance with any construction or nonconstruction conditions precedent to the Opening of the Loan or to any subsequent disbursement of Loan proceeds, such acquiescence shall not be deemed to constitute a waiver by Lender of such requirements with respect to any future disbursements of Loan proceeds.

     21.5 REQUIRED REAFFIRMATIONS OF GUARANTY.
          -----------------------------------

     Lender,  in  its  sole  discretion,  may  grant  a request from Borrower to
                                          ---
increase the Budget related to the addition of units to the Project (thereby increasing the Maximum Aggregate Loan Amount), on the condition that, inter alia, each Payment Guarantor, Performance and Completion Guarantor and the Completion Guarantor reaffirms, in writing, its Payment Guaranty, Performance and Completion Guaranty and/or Completion Guaranty (as applicable).

     21.6 DISCLAIMER BY LENDER.
          --------------------

     This Agreement is made for the sole benefit of Borrower and Lender, and no other person or persons shall have any benefits, rights or remedies under or by reason of this Agreement, or by reason of any actions taken by Lender pursuant to this Agreement. Lender shall not be liable to any contractors, subcontractors, supplier, architect, engineer, or other party for labor or services performed or materials supplied in connection with the Construction. Lender shall not be liable for any debts or claims accruing in favor of any such parties against Borrower or others or against the Project. Lender, by making the Loan or taking any action pursuant to any of the Loan Documents, shall not be deemed a partner or a joint venturer with Borrower or fiduciary of Borrower. No payment of funds directly to a contractor or subcontractor or provider of services shall be deemed to create any third-party beneficiary status or recognition of same by the Lender. Without limiting the generality of the foregoing:

          (a) Lender shall have no liability, obligation or responsibility whatsoever with respect to the Construction. Any inspections of the Construction made by or through Lender are for purposes of administration of the Loan only and neither Borrower nor any third party is entitled to rely upon the same with respect to the quality, adequacy or suitability of materials or workmanship, conformity to the Plans and Specifications, state of completion or otherwise;

          (b) Lender neither undertakes nor assumes any responsibility or duty to Borrower to select, review, inspect, supervise, pass judgment upon or inform Borrower of any matter in connection with the Project, including matters relating to the quality, adequacy or suitability of: (i) the Plans and Specifications, (ii) architects, contractors, subcontractors and material suppliers employed or utilized in connection with the Construction, or the workmanship of or the materials used by any of them, or (iii) the progress or course of Construction and its conformity or nonconformity with the Plans and Specifications; Borrower shall rely entirely upon its own judgment with respect to such matters, and any review, inspection, supervision, exercise of judgment or supply of information to Borrower by Lender in connection with such matters is for the protection of Lender only, and neither Borrower nor any third party is entitled to rely thereon; and

          (c) Lender owes no duty of care to protect Borrower, Completion Guarantor or Guarantor, against negligent, faulty, inadequate or defective building or construction.

     21.7 JOINDER/CONSENT OF LENDER.
          -------------------------

     The Lender shall, at Borrower's sole cost and expense, join in any dedication or easements for roads, utilities, drainage or ingress and egress; join in any zoning or development applications or agreements which Borrower may submit to Polk County or any other governmental authority; join in any plat, site plan, declaration of covenants, restrictions and easements or declaration of condominium; provided that (i) the Loan Documents are in good standing and not in default; (ii) the joinder, dedication, grant of easement or declaration is consistent with the plan of development; and (iii) the consideration or benefit realized, if any, from the dedication, grant of easement or declaration becomes subject to the lien of the Mortgage and other Loan Documents. Joinder of the Lender in any dedication, plat, declaration, easement, application or agreement shall not be deemed or construed as rendering Lender liable for constructing any improvements described therein. Lender shall not be required to incur any liability or expenses in connection with said dedication, easement, application, agreement, plat or declaration.

     21.8 PARTIAL INVALIDITY; SEVERABILITY.
          --------------------------------

     If any of the provisions of this Agreement, or the application thereof to any person, party or circumstances, shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such provision or provisions to persons, parties or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and every provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

     21.9 DEFINITIONS INCLUDE AMENDMENTS.
          ------------------------------

     Definitions contained in this Agreement which identify documents, including, but not limited to, the Loan Documents, shall be deemed to include all amendments and supplements to such documents from the date hereof, and all future amendments, modifications, and supplements thereto entered into from time to time to satisfy the requirements of this Agreement or otherwise with the consent of Lender. Reference to this Agreement contained in any of the foregoing documents shall be deemed to include all amendments and supplements to this Agreement.

     21.10 LOAN AGREEMENT CONTROLS.
           -----------------------

     To the extent of any conflict or inconsistency between the Loan Commitment and this Agreement, the provisions of this Agreement shall govern.

     21.11 EXECUTION IN COUNTERPARTS.
           -------------------------

     This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     21.12 ENTIRE AGREEMENT.
           ----------------

     This Agreement, taken together with all of the other Loan Documents and all certificates and other documents delivered by Borrower to Lender, embody the entire agreement and supersede all prior agreements, written or oral, relating to the subject matter hereof.

     21.13 WAIVER OF DAMAGES.
           -----------------

     In no event shall Lender be liable to Borrower for punitive, exemplary or consequential damages, including, without limitation, lost profits, whatever the nature of a breach by Lender of its obligations under this Agreement or any of the Loan Documents, and Borrower for itself, Completion Guarantor and its Guarantors waive all claims for punitive, exemplary or consequential damages.

     21.14 CLAIMS AGAINST LENDER.
           ---------------------

     Lender shall not be in default under this Agreement, or under any other Loan Documents, unless a written notice specifically setting forth the claim of Borrower shall have been given to Lender within three (3) months after Borrower first had knowledge of the occurrence of the event which Borrower alleges gave rise to such claim and Lender does not remedy or cure the default, if any there be, promptly thereafter. Borrower waives any claim, set-off or defense against Lender arising by reason of any alleged default by Lender as to which Borrower does not give such notice timely as aforesaid. Borrower acknowledges that such waiver is or may be essential to Lender's ability to enforce its remedies without delay and that such waiver therefore constitutes a substantial part of the bargain between Lender and Borrower with regard to the Loan. Neither Completion Guarantor nor Guarantors are intended to have any rights as a third-party beneficiary of the provisions of this Section 21.13.
                                                  -------------

     21.15 JURISDICTION.
           ------------

     TO THE GREATEST EXTENT PERMITTED BY LAW, BORROWER HEREBY WAIVES ANY AND ALL RIGHTS TO REQUIRE MARSHALLING OF ASSETS BY LENDER. WITH RESPECT TO ANY SUIT,
ACTION  OR  PROCEEDINGS  RELATING  TO  THIS  AGREEMENT  (EACH,  A "PROCEEDING"),
                                                                   ----------
BORROWER IRREVOCABLY (A) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS HAVING JURISDICTION IN THE COUNTIES OF POLK AND ORANGE, AND THE STATE OF FLORIDA, AND (B) WAIVES ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY PROCEEDING BROUGHT IN ANY SUCH COURT, WAIVES ANY CLAIM THAT ANY PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND FURTHER WAIVES THE RIGHT TO OBJECT, WITH RESPECT TO SUCH PROCEEDING, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY. NOTHING IN THIS AGREEMENT SHALL PRECLUDE LENDER FROM BRINGING A PROCEEDING IN ANY OTHER JURISDICTION NOR WILL THE BRINGING OF A PROCEEDING IN ANY ONE OR MORE JURISDICTIONS PRECLUDE THE BRINGING OF A PROCEEDING IN ANY OTHER JURISDICTION. BORROWER FURTHER AGREES AND CONSENTS THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY PROCEEDING IN ANY FLORIDA STATE OR UNITED STATES COURT SITTING IN THE CITY OF ORLANDO AND COUNTY OF ORANGE MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO BORROWER AT THE ADDRESS INDICATED BELOW, AND SERVICE SO MADE SHALL BE COMPLETE UPON RECEIPT; EXCEPT THAT IF BORROWER SHALL REFUSE TO ACCEPT DELIVERY,
                        ------
SERVICE SHALL BE DEEMED COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED.

     21.16 SET-OFFS.
           --------

     After the occurrence and during the continuance of an Event of Default, Borrower hereby irrevocably authorizes and directs Lender from time to time to charge Borrower's accounts and deposits with Lender (or its Affiliates), and to pay over to Lender an amount equal to any amounts from time to time due and payable to Lender hereunder, under the Note or under any other Loan Document. Borrower hereby grants to Lender a security interest in and to all such accounts and deposits maintained by the Borrower with Lender (or its Affiliates).

                                   ARTICLE 22

                                     NOTICES
                                     -------

     Any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be in writing and shall be deemed to have been properly given (a) if hand delivered, when delivered; (b) if mailed by United States Certified Mail (postage prepaid, return receipt requested), three Business Days after mailing (c) if by Federal Express or other reliable overnight courier service, on the next Business Day after delivered to such courier service or (d) if by telecopier on the day of transmission so long as copy is sent on the same day by overnight courier as set forth below:

IF TO BORROWER:       Tierra del Sol Resort (Phase 1), Ltd.
---------------       TDS Town homes (Phase 1), LLC
                      Costa Blanca I Real Estate, LLC.
                      TDS Amenities, Inc.
                      2462 Sand Lake Road
                      Orlando, Florida 32809
                      Attention:  Malcolm J. Wright
                      Telephone:
                                -------------------
                      Facsimile:
                                -------------------

  with  a  copy  to:  Shutts  &  Bowen  LLP
                      1500  Miami  Center
                      201 South Biscayne Boulevard
                      Miami, FL 33131
                      Attention: C. Richard Morgan
                      Telephone:  (305) 379-9171
                      Facsimile:  (305) 347-7771

  with  a  copy  to:  PCL  Construction  Enterprises,  Inc.
                      2000 South Colorado Boulevard, Suite 2-500 Denver, Colorado 80222
                      Attention:  Michael  J.  Kehoe
                      Telephone:  (303)  365-6511
                      Facsimile:  (303)  365-6515

  with  a  copy  to:  Railey  &  Harding,  P.A.
                      20  North  Eola  Drive
                      Orlando,  Florida  32801
                      Attention:  Robert  Harding
                      Telephone:  (407)  648-9119
                      Facsimile:  (407)  648-8049

IF  TO  LENDER:       KeyBank  National  Association
--------------        200  E.  Robinson  Street,  Suite  550
                      Orlando,  Florida  32801
                      Attention:  Commercial  Real  Estate  Department
                      Telephone:  (407)  241-3744
                      Facsimile:  (407)  244-3749

  with  a  copy  to:  Foley  &  Lardner  LLP
                      111  North  Orange  Avenue,  Suite  1800
                      Orlando,  FL  32801
                      Attn:  Terence  J.  Delahunty,  Jr.,  Esq.
                      Telephone:  (407)  244-3252
                      Facsimile:  (407)  648-1743

or at such other address as the party to be served with notice may have furnished in writing to the party seeking or desiring to serve notice as a place for the service of notice.

                                   ARTICLE 23

                              WAIVER OF JURY TRIAL
                              --------------------

     BORROWER AND LENDER EACH WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS AGREEMENT AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                            [SIGNATURE PAGE FOLLOWS]

     EXECUTED as of the date first set forth above.


BORROWER:     TIERRA DEL SOL RESORT (PHASE 1), LTD a
              Florida limited partnership

                  By:  TDS MANAGEMENT, LLC, a Florida
                  limited liability company, its general
                  partner


                       By: /s/Malcolm J. Wright
                           ------------------------------
                           Malcolm J. Wright, its Manager


              TDS TOWN HOMES (PHASE 1), LLC, a Florida limited liability company

                  By:  TIERRA DEL SOL RESORT (PHASE 1), LTD., a
                  Florida limited partnership,  its manager

                     By:  TDS MANAGEMENT, LLC, a
                     Florida limited liability company, its
                     general partner


                       By: /s/Malcolm J. Wright
                           ------------------------------
                           Malcolm J. Wright, its Manager


              COSTA BLANCA I REAL ESTATE, LLC, a
              Florida limited liability company

                  By:  TIERRA DEL SOL RESORT (PHASE 1), LTD., a
                  Florida limited partnership, its manager

                     By:  TDS MANAGEMENT, LLC, a Florida
                     limited liability company, its general
                     partner


                       By: /s/Malcolm J. Wright
                           ------------------------------
                           Malcolm J. Wright, its Manager


              TDS AMENITIES, INC., a Florida corporation

              By: /s/Malcolm J. Wright
                  ----------------------------
                  MALCOLM J. WRIGHT, President

LENDER:       KEYBANK NATIONAL ASSOCIATION,
              a national banking association


              By: /s/Robert F. Carmichael
                  ----------------------------------------
                  ROBERT F. CARMICHAEL, Sr. Vice President

                              JOINDER OF GUARANTORS

The undersigned as Guarantors hereby joins in and consents to the foregoing Loan Agreement.


GUARANTORS:                         /s/Malcolm J. Wright
                                    -------------------------------
                                    MALCOLM  J.  WRIGHT

                                    AMERICAN LEISURE HOLDINGS INC.,
                                    a Nevada corporation


                                    By: /s/Malcolm J. Wright
                                        ---------------------------
                                    Name:    Malcolm J. Wright
                                    Title:   President

                                    TDS DEVELOPMENT, LLC, a Florida limited
                                    liability company


                                    By: /s/Malcolm J. Wright
                                        ---------------------------
                                    Name:    Malcolm J. Wright
                                    Title:   Manager